   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 23, 2005

                                                     REGISTRATION NOS.: 33-21803
                                                                        811-5554

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM N-1A
                             REGISTRATION STATEMENT
                       UNDER THE SECURITIES ACT OF 1933                      /X/
                         PRE-EFFECTIVE AMENDMENT NO.                         / /
                        POST-EFFECTIVE AMENDMENT NO. 18                      /X/
                                     AND/OR
               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940                                /X/
                               AMENDMENT NO. 20                              /X/

                                   ----------

                                 MORGAN STANLEY
                     CALIFORNIA TAX-FREE DAILY INCOME TRUST
                        (A MASSACHUSETTS BUSINESS TRUST)
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                           1221 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10020
                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 869-6397

                              AMY R. DOBERMAN, ESQ.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                   ----------

                                    COPY TO:
          CARL FRISCHLING, ESQ.               STUART M. STRAUSS, ESQ.
    KRAMER LEVIN NAFTALIS & FRANKEL LLP       CLIFFORD CHANCE US LLP
            919 THIRD AVENUE                   31 WEST 52ND STREET
        NEW YORK, NEW YORK 10022              NEW YORK, NEW YORK 10019

                                   ----------

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  As soon as practicable after this Post-Effective Amendment becomes effective. IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX):
             / / Immediately upon filing pursuant to paragraph (b)
             / / On (date) pursuant to paragraph (b)
             / / 60 days after filing pursuant to paragraph (a)(1)
             /X/ On April 29, 2005 pursuant to paragraph (a)(1)
             / / 75 days after filing pursuant to paragraph (a)(2)
             / / On (date) pursuant to paragraph (a)(2) of Rule 485.

            AMENDING THE PROSPECTUS AND UPDATING FINANCIAL STATEMENTS
                 If appropriate, check the following box:
             / / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

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[GRAPHIC]

MORGAN STANLEY FUNDS


MORGAN STANLEY
CALIFORNIA TAX-FREE
DAILY INCOME TRUST

A MONEY MARKET FUND THAT SEEKS TO PROVIDE AS HIGH A LEVEL OF DAILY INCOME EXEMPT FROM FEDERAL AND CALIFORNIA INCOME TAX AS IS CONSISTENT WITH STABILITY OF PRINCIPAL AND LIQUIDITY

[MORGAN STANLEY LOGO]


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTUS

APRIL 29, 2005

CONTENTS


THE FUND

     Investment Objective                                             1
     Principal Investment Strategies                                  1
     Principal Risks                                                  2
     Past Performance                                                 4
     Fees and Expenses                                                5
     Portfolio Holdings                                               5
     Fund Management                                                  6

SHAREHOLDER INFORMATION

     Pricing Fund Shares                                              7
     How To Buy Shares                                                7
     How To Exchange Shares                                           9
     How To Sell Shares                                              10
     Distributions                                                   13
     Frequent Purchase and Redemptions of Fund Shares                13
     Tax Consequences                                                14
     Additional Information                                          14

FINANCIAL HIGHLIGHTS                                                 15

MORGAN STANLEY FUNDS                                  Inside Back Cover


This PROSPECTUS contains important information about the Fund. Please read it carefully and keep it for future reference.

THE FUND

INVESTMENT OBJECTIVE

[GRAPHIC]

Morgan Stanley California Tax-Free Daily Income Trust is a money market fund that seeks to provide as high a level of daily income exempt from federal and California income tax as is consistent with stability of principal and liquidity.

PRINCIPAL INVESTMENT STRATEGIES

[GRAPHIC]


The Fund will normally invest at least 80% of its net assets in high quality, short-term securities that are municipal obligations that pay interest exempt from federal and California income taxes. The Fund's "Investment Adviser," Morgan Stanley Investment Advisors Inc., seeks to maintain the Fund's share price at $1.00. The share price remaining stable at $1.00 means that the Fund would preserve the principal value of your investment.

The Investment Adviser generally invests substantially all of the Fund's assets in California municipal obligations. The interest on these investments is exempt from California state and federal income tax. The Fund may invest up to 20% of its net assets in securities that pay interest income subject to the federal "alternative minimum tax," and some taxpayers may have to pay tax on a Fund distribution of this income; see the "Tax Consequences" section of this PROSPECTUS for more details.


Municipal obligations are securities issued by state and local governments and their respective agencies. These securities typically are "general obligation" or "revenue" bonds, notes or commercial paper. General obligation securities are secured by the issuer's faith and credit, as well as its taxing power, for payment of principal and interest. Revenue securities, however, are generally payable from a specific revenue source. They are issued to fund a wide variety of public and private projects in sectors such as public utilities, hospitals, housing, airports, highways, and educational facilities. In addition, the Fund may invest in lease obligations and private activity bonds. Lease obligations may take the form of a lease or an installment purchase contract issued by public authorities to acquire a wide variety of equipment and facilities. Private activity bonds are issued by, or on behalf of, public authorities to finance privately operated facilities. The Fund's investments in municipal obligations may also include tender option bonds and custodial receipts.

The Fund's policy of investing at least 80% of its assets in securities the interest on which is exempt from federal and California income tax is a fundamental policy that may not be changed without shareholder approval.

[SIDENOTE]

MONEY MARKET

A MUTUAL FUND HAVING THE GOAL TO SELECT SECURITIES TO PROVIDE CURRENT INCOME WHILE SEEKING TO MAINTAIN A STABLE SHARE PRICE OF $1.00.

YIELD

THE FUND'S YIELD REFLECTS THE ACTUAL INCOME THE FUND PAYS TO YOU EXPRESSED AS A PERCENTAGE OF THE FUND'S SHARE PRICE. BECAUSE THE FUND'S INCOME FROM ITS PORTFOLIO SECURITIES WILL FLUCTUATE, THE INCOME IT IN TURN DISTRIBUTES TO YOU AND THE FUND'S YIELD WILL VARY.

PRINCIPAL RISKS

[GRAPHIC]

There is no assurance that the Fund will achieve its investment objective. Although the Fund seeks to preserve the value of your investment at $1.00 per share, if it is unable to do so, it is possible to lose money by investing in the Fund.

CREDIT AND INTEREST RATE RISKS. A principal risk of investing in the Fund is associated with its municipal investments, particularly its concentration in municipal obligations of a single state. Municipal obligations, as with all debt securities, are subject to two types of risks: credit risk and interest rate risk.

Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and repay the principal on its debt. However, unlike most fixed-income mutual funds, the Fund is subject to the added credit risk of concentrating its investments in a single state--California--and its municipalities. Because the Fund concentrates its investments in securities issued by California state and local governments and government authorities, the Fund could be affected by political, economic and regulatory developments concerning these issuers. Should any difficulties develop concerning California issuers' ability to pay principal and/or interest on their debt obligations, the Fund's value and yield could be adversely affected.

Interest rate risk, another risk of debt securities, refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.


The Investment Adviser, however, actively manages the Fund's assets to reduce the risk of losing any principal investment as a result of credit or interest rate risks. The Fund's assets are reviewed to maintain or improve creditworthiness. In addition, federal regulations require money market funds, such as the Fund, to invest only in debt obligations of high quality and short-term maturities.


LEASE OBLIGATIONS. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If such legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

PRIVATE ACTIVITY BONDS. The issuers of private activity bonds in which the Fund may invest may be negatively impacted by conditions affecting either the general credit of the user of the private activity project or the project itself. Conditions such as regulatory and environmental restrictions and economic downturns may lower the need for these facilities and the ability of users of the project to pay for the facilities. This could cause a decline in the Fund's value. The Fund's private activity bond holdings also may pay interest subject to the alternative minimum tax. See the "Tax Consequences" section for more details.

TENDER OPTION BONDS AND CUSTODIAL RECEIPTS. Tender option bonds and custodial receipts are instruments similar to variable rate demand obligations. Tender option bonds are municipal obligations held pursuant to a custodial arrangement and issued pursuant to an agreement with a third party such as a bank or financial institution to provide the holder with the option of tendering the bond at periodic intervals. The holder of the tender option bond effectively holds a demand obligation that bears interest at prevailing short-term rates. Custodial receipts represent interests in future interest and/or principal payments on U.S. government securities or municipal obligations and provide the holder with the option of tendering the receipt back to the custodian or trustee. The risks of tender option bonds and custodial receipts include the risk that the owner of such instruments may not be considered the owner for federal income tax purposes and thus will not be entitled to treat such interest as exempt from federal income tax. Additionally, a default or credit rating downgrade on the underlying security may impair the ability to tender the bond or receipt back to the third party provider of the demand option, thus causing the bond or receipt to become illiquid.

Shares of the Fund are not bank deposits and are not insured or guaranteed by the FDIC or any other government agency.

PAST PERFORMANCE

[GRAPHIC]

The bar chart and table below provide some indication of the risks of investing in the Fund. For the Fund's most recent 7-day annualized yield you may call
(800)-869-NEWS. The Fund's past performance does not indicate how the Fund will perform in the future.

[CHART]

ANNUAL TOTAL RETURNS--CALENDAR YEARS

1995    3.04%
1996    2.68%
1997    2.83%
1998    2.54%
1999    2.28%
2000    2.86%
2001    1.76%
2002    0.71%
2003    0.33%
2004


During the periods shown in the bar chart, the highest return for a calendar quarter was _____% (quarter ended __________) and the lowest return for a calendar quarter was _____% (quarter ended __________). The year-to-date total return as of March 31, 2005 was _____%.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004)



                                        PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
California Tax-Free Daily Income Trust         %             %              %


[SIDENOTE]

ANNUAL TOTAL RETURNS

THIS CHART SHOWS HOW THE PERFORMANCE OF THE FUND'S SHARES HAS VARIED FROM YEAR TO YEAR DURING THE PAST 10 CALENDAR YEARS.

AVERAGE ANNUAL TOTAL RETURNS

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURN.

FEES AND EXPENSES

[GRAPHIC]


The Fund is a no-load fund. The Fund does not impose any sales charges and does not charge account or exchange fees. The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Certain shareholders may be charged an order processing fee by the broker-dealer through which shares are purchased, as described below.


ANNUAL FUND OPERATING EXPENSES


Advisory fee(1)*                                           %
Distribution and service (12b-1) fees                      %
Other expenses*                                            %
Total annual Fund operating expenses                       %



* Expense information has been restated to reflect current fees (see "Fund Management").

(1) During the year ended December 31, 2004, the Investment Adviser waived $____ of its Management fee. This waiver did not change the Advisory fee ratio.


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.



     1 YEAR          3 YEARS          5 YEARS          10 YEARS
     $               $                $                $



ORDER PROCESSING FEE. Effective March 1, 2005, Morgan Stanley DW Inc. ("Morgan Stanley DW") will charge clients an order processing fee of $5.25 (except in certain circumstances, including, but not limited to, activity in fee-based accounts, exchanges, dividend reinvestments and systematic investment and withdrawal plans) when a client buys or redeems shares of the Fund. Please consult your Morgan Stanley Financial Advisor for more information regarding this fee.

PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's STATEMENT OF ADDITIONAL INFORMATION.


[SIDENOTE]

ANNUAL FUND OPERATING EXPENSES


THESE EXPENSES ARE DEDUCTED FROM THE FUND'S ASSETS.

FUND MANAGEMENT

[GRAPHIC]


The Fund has retained the Investment Adviser--Morgan Stanley Investment Advisors Inc.--to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 1221 Avenue of the Americas, New York, NY 10020.

Prior to November 1, 2004, the Fund had retained the Investment Adviser to provide administrative services and to manage the investment of the Fund's assets pursuant to an investment management agreement (the "Management Agreement") pursuant to which the Fund paid the Investment Adviser a monthly management fee as compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Adviser at the rate of 0.50% of the portion of the daily net assets not exceeding $500 million; 0.425% of the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.375% of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.35% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.325% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.30% of the portion of daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.275% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $3 billion; and 0.25% of the portion of the daily net assets exceeding $3 billion. For the fiscal year ended December 31, 2004, the Fund paid total compensation to the Investment Adviser amounting to __% of the Fund's average daily net assets.

Effective November 1, 2004, the Board of Trustees approved an amended and restated investment advisory agreement to remove the administrative services component from the Management Agreement and to reduce the investment advisory fee to the annual rate of 0.45% of the portion of the daily net assets not exceeding $500 million; 0.375% of the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.325% of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.30% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.275% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.25% of the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.225% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $3 billion; and 0.20% of the portion of the daily net assets exceeding $3 billion. The administrative services previously provided to the Fund by the Investment Adviser are being provided by Morgan Stanley Services Company Inc. ("Administrator") pursuant to a separate administration agreement entered into by the Fund with the Administrator. Such change resulted in a 0.05% reduction in the advisory fee concurrent with the implementation of a 0.05% administration fee pursuant to the new administration agreement.


[SIDENOTE]

MORGAN STANLEY INVESTMENT ADVISORS INC.


THE INVESTMENT ADVISER IS WIDELY RECOGNIZED AS A LEADER IN THE MUTUAL FUND INDUSTRY AND HAD APPROXIMATELY $____ BILLION IN ASSETS UNDER MANAGEMENT OR ADMINISTRATION AS OF MARCH 31, 2005.

SHAREHOLDER INFORMATION

PRICING FUND SHARES

[GRAPHIC]

The price of Fund shares, called "net asset value," is based on the amortized cost of the Fund's portfolio securities. The amortized cost valuation method involves valuing a debt obligation in reference to its cost, rather than market forces.

The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

HOW TO BUY SHARES

[GRAPHIC]


You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. The Fund's transfer agent, Morgan Stanley Trust ("Transfer Agent"), in its sole discretion, may allow you to purchase shares directly by calling and requesting an application.


To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable account charges and/or tax penalties) or take any other action required by law.


When you buy Fund shares, the shares are purchased at the next share price calculated after we receive your purchase order in proper form and accompanied by federal or other immediately available funds. You begin earning dividends the business day after the shares are purchased. The Fund, in its sole discretion, may waive the minimum initial and additional investment amounts in certain cases. We reserve the right to reject any order for the purchase of Fund shares for any reason.


[SIDENOTE]

CONTACTING A FINANCIAL ADVISOR

IF YOU ARE NEW TO THE MORGAN STANLEY FUNDS AND WOULD LIKE TO CONTACT A MORGAN STANLEY FINANCIAL ADVISOR, CALL TOLL-FREE 1-866-MORGAN8 FOR THE TELEPHONE NUMBER OF THE MORGAN STANLEY OFFICE NEAREST YOU. YOU MAY ALSO ACCESS OUR OFFICE LOCATOR ON OUR INTERNET SITE AT: www.morganstanley.com/funds

ORDER PROCESSING FEE. Effective March 1, 2005, Morgan Stanley DW will charge clients an order processing fee of $5.25 (except in certain circumstances, including, but not limited to, activity in fee-based accounts, exchanges, dividend reinvestments and systematic investment and withdrawal plans) when a client buys or redeems shares of the Fund. Please consult your Morgan Stanley Financial Advisor for more information regarding this fee.


MINIMUM INVESTMENT AMOUNTS

                                                                                     MINIMUM INVESTMENT
                                                                                --------------------------
INVESTMENT OPTIONS                                                                  INITIAL     ADDITIONAL
Regular Accounts                                                                $       5,000   $      100

EASYINVEST(R)
(Automatically from your checking or savings account or Money Market Fund)      not available   $      100


There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Adviser's mutual fund asset allocation program; (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services; (3) certain investment programs approved by the Fund's distributor that do not charge an asset-based fee or (4) employer-sponsored employee benefit plan accounts or (5) the reinvestment of dividends in additional Fund shares.


SUBSEQUENT INVESTMENTS SENT DIRECTLY TO THE FUND. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:
- Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, and the investment amount. The letter must be signed by the account owner(s).
- Make out a check for the total amount payable to: Morgan Stanley California Tax-Free Daily Income Trust.
- Mail the letter and check to Morgan Stanley Trust at P.O. Box 1040, Jersey City, NJ 07303.


ADDITIONAL PURCHASE INFORMATION. If you are a customer of Morgan Stanley DW Inc. or another authorized dealer of Fund shares, you may upon request: (a) have the proceeds from the sale of listed securities invested in Fund shares the day after you receive the proceeds; and (b) pay for the purchase of certain listed securities by automatic sale of Fund shares that you own. If you are a customer of Morgan Stanley DW or another authorized dealer of the Fund's shares, you may have cash balances in your securities account of $1,000 or more automatically invested in shares of the Fund on the next business day after the balance is accrued in your account. Cash balances of less than $1,000 may be automatically invested in Fund shares on a weekly basis.


PLAN OF DISTRIBUTION (12b-1 FEES). The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940. The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

HOW TO EXCHANGE SHARES

[GRAPHIC]


PERMISSIBLE FUND EXCHANGES. You may only exchange shares of the Fund for shares of other continuously offered Morgan Stanley Funds if the Fund shares were acquired in an exchange of shares initially purchased in a Multi-Class Fund. In that case, the shares may be subsequently re-exchanged for shares of the same Class of any Multi-Class Fund or for shares of another Money Market Fund, No-Load Fund or the Limited Duration U.S. Treasury Trust. Of course, if an exchange is not permitted, you may sell shares of the Fund and buy another fund's shares with the proceeds.

See the inside back cover of this PROSPECTUS for each Morgan Stanley Fund's designation as a Multi-Class Fund, No-Load Fund or Money Market Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's Prospectus for its designation.


The current Prospectus for each fund describes its investment objective(s), policies and investment minimums, and should be read before investing. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan Stanley Fund during its initial offering period, or when shares of a particular Morgan Stanley Fund are not being offered for purchase.


EXCHANGE PROCEDURES. You can process an exchange by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Transfer Agent and then write the Transfer Agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Morgan Stanley Financial Advisor or other authorized financial representative or by calling (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.


An exchange to any Morgan Stanley Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.


The Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice. See "Limitations on Exchanges." The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.


TELEPHONE EXCHANGES. For your protection when calling Morgan Stanley Trust, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

EXCHANGING SHARES OF ANOTHER FUND SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE ("CDSC"). There are special considerations when you exchange shares subject to a CDSC of another Morgan Stanley Fund for shares of the Fund. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of the Fund WILL NOT BE COUNTED. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into the Fund. Nevertheless, if shares subject to a CDSC are exchanged for shares of the Fund, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees, if any, you paid on those shares while in the Fund up to the amount of any applicable CDSC. See the prospectus of the fund that charges the CDSC for more details.


LIMITATIONS ON EXCHANGES. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund rejecting, limiting or prohibiting, at its discretion, and without prior notice, additional purchases and/or exchanges and may result in a shareholder's account being closed. Determinations in this regard may be based on the frequency or dollar amount of previous exchanges or purchase or sale transactions.


For further information regarding exchange privileges, you should contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS.

HOW TO SELL SHARES

[GRAPHIC]

You can sell some or all of your Fund shares at any time. Your shares will be sold at the next share price calculated after we receive your order to sell as described below.

OPTIONS             PROCEDURES
--------------------------------------------------------------------------------
Contact Your        To sell your shares, simply call your Morgan Stanley
Financial Advisor   Financial Advisor or other authorized financial
                    representative.

                    Payment will be sent to the address to which the account is registered, or deposited in your brokerage account.

OPTIONS             PROCEDURES
--------------------------------------------------------------------------------
Check-writing       You may order a supply of blank checks by contacting your
Option              Morgan Stanley Financial Advisor or calling (800) 869-NEWS.

                    Checks may be written in any amount not less than $500. You must sign checks exactly as your shares are registered. If the account is a joint account, the check may contain one signature unless the joint owners have specified that all owners are required to sign checks. Only accounts in which no share certificates have been issued are eligible for the check-writing privilege.

                    Payment of check proceeds normally will be made on the next business day after we receive your check in proper form.
                    Shares purchased by check (including a certified or bank cashier's check) are not normally available to cover redemption checks until 15 days after Morgan Stanley Trust receives the check used for investment. A check will not be honored in an amount exceeding the value of the account at the time the check is presented for payment.

By Letter           You may also sell your shares by writing a "letter of
                    instruction" that includes:
                    - your account number;
                    - the name of the Fund;
                    - the dollar amount or the number of shares you wish to
                      sell; and
                    - the signature of each owner as it appears on the
                      account.

                    If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can generally obtain a signature guarantee from an eligible guarantor acceptable to Morgan Stanley
                    Trust. (You should contact Morgan Stanley Trust at
                    (800)869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public
                    CANNOT provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.

                    Mail the letter to Morgan Stanley Trust at P.O. Box 983,
                    Jersey City, NJ 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.

                    A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.

Systematic          If your investment in all of the Morgan Stanley Funds has a
Withdrawal Plan     total market value of at least $10,000, you may elect to
                    withdraw amounts of $25 or more, or in any whole percentage of a fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you
                    add a fund to the plan, you must meet the plan
                    requirements.

OPTIONS             PROCEDURES
--------------------------------------------------------------------------------
Systematic          To sign up for the systematic withdrawal plan, contact your
Withdrawal Plan     Morgan Stanley Financial Advisor or call (800) 869-NEWS.
(continued)         You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of
                    shares, not Fund "distributions," and ultimately may
                    exhaust your account balance. The Fund may terminate or
                    revise the plan at any time.

                    When you sell Fund shares through the Systematic Withdrawal
                    Plan, the shares may be subject to a contingent deferred sales charge ("CDSC") if they were obtained in exchange for shares subject to a CDSC of another Morgan Stanley Fund. The
                    CDSC, however, will be waived in an amount up to 12% annually of the Fund's value, although Fund shares with no CDSC will be sold first, followed by those with the lowest
                    CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. See the PROSPECTUS of the Fund that charges the CDSC for more details.

PAYMENT FOR SOLD SHARES. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.


ORDER PROCESSING FEE. Effective March 1, 2005, Morgan Stanley DW will charge clients an order processing fee of $5.25 (except in certain circumstances, including, but not limited to, activity in fee-based accounts, exchanges, dividend reinvestments and systematic investment and withdrawal plans) when a client buys or redeems shares of the Fund. Please consult your Morgan Stanley Financial Advisor for more information regarding this fee.


INVOLUNTARY SALES. The Fund reserves the right, on 60 days' notice, to sell the shares of any shareholder whose shares, due to sales by the shareholder, have a value below $1,000. However, before the Fund sells your shares in this manner, we will notify you and allow you 60 days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed.

MONEY MARKET FUND AUTOMATIC SALE PROCEDURES. If you maintain a brokerage account with Morgan Stanley DW or another authorized dealer of Fund shares, you may elect to have your Fund shares automatically sold from your account to satisfy amounts you owe as a result of purchasing securities or other transactions in your brokerage account.

If you elect to participate by notifying Morgan Stanley DW or another authorized dealer of Fund shares, your brokerage account will be scanned each business day prior to the close of business (4:00 p.m. Eastern time). After any cash balances in the account are applied, a sufficient number of Fund shares may be sold to satisfy any amounts you are obligated to pay to Morgan Stanley DW or another authorized dealer of Fund shares. Sales will be effected on the business day before the date you are obligated to make payment, and Morgan Stanley DW or another authorized dealer of Fund shares will receive the sale proceeds on the following day.

EASYINVEST(R)--AUTOMATIC REDEMPTION. You may invest in shares of certain other Morgan Stanley Funds by subscribing to EASYINVEST(R), an automatic purchase plan that provides for the automatic investment of any amount from $100 to $5,000 in shares of the specified fund. Under EASYINVEST(R), you may direct that a sufficient number of shares of the Fund be automatically sold and the proceeds transferred to Morgan Stanley Trust, on a semi-monthly, monthly or quarterly basis, for investment in shares of the specified fund. Sales of your Fund shares will be made on the business day preceding the investment date and Morgan Stanley Trust will receive the proceeds for investment on the day following the sale date.

MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

DISTRIBUTIONS

[GRAPHIC]


The Fund passes substantially all of its earnings along to its investors as "distributions." The Fund earns interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions;" the Investment Adviser does not anticipate that there will be significant capital gain distributions.


The Fund declares income dividends, payable on each day the New York Stock Exchange is open for business, of all of its daily net income to shareholders of record as of the close of business the preceding business day. Capital gains, if any, are distributed periodically.


Distributions are reinvested automatically in additional shares of the Fund (rounded to the last 1/100 of a share) and automatically credited to your account unless you request in writing that distributions be paid in cash. If you elect the cash option, the Fund will reinvest the additional shares and credit your account during the month, then redeem the credited amount no later than the last business day of the month, and mail a check to you no later than seven business days after the end of the month. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Transfer Agent at least five business days prior to the record date of the distributions.

FREQUENT PURCHASES AND REDEMPTIONS

Because, as a money market fund, the Fund's principal investment strategy is to maintain a stable share price, frequent purchases and redemptions of shares by Fund shareholders generally do not present risks for other shareholders of the Fund. Therefore, the policies and procedures regulating frequent purchases and redemptions adopted by the Fund's Board of Trustees applicable to other Morgan Stanley Funds are not applicable with respect to frequent purchases and redemptions of Fund shares.


[SIDENOTE]

TARGETED DIVIDENDS(SM)

YOU MAY SELECT TO HAVE YOUR FUND DISTRIBUTIONS AUTOMATICALLY INVESTED IN ANOTHER MORGAN STANLEY FUND THAT YOU OWN. CONTACT YOUR MORGAN STANLEY FINANCIAL ADVISOR FOR FURTHER INFORMATION ABOUT THIS SERVICE.

TAX CONSEQUENCES

[GRAPHIC]

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this PROSPECTUS is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

Your income dividend distributions are normally exempt from federal and California state income taxes--to the extent they are derived from California municipal obligations. Income derived from other portfolio securities may be subject to federal, state and/or local income taxes.

Income derived from some municipal securities is subject to the federal "alternative minimum tax." Certain tax-exempt securities whose proceeds are used to finance private, for-profit organizations are subject to this special tax system that ensures that individuals pay at least some federal taxes. Although interest on these securities is generally exempt from federal income tax, some taxpayers who have many tax deductions or exemptions nevertheless may have to pay tax on the income.

If the Fund makes any capital gain distributions, those distributions will normally be subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. Any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.

Every January, you will be sent a statement (IRS Form 1099-DIV) showing the distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.


When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to federal backup withholding tax on taxable distributions and redemption proceeds (as of the date of this PROSPECTUS this rate is 28%). Any withheld amount would be sent to the IRS as an advance payment of your taxes due on your income.

ADDITIONAL INFORMATION

The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Fund) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries or service providers in connection with the sale or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund's shares. For more information, please see the Fund's STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).


This information has been audited by ______________ LLP, an independent registered public firm, whose report, along with the Fund's financial statements, are incorporated by reference in the STATEMENT OF ADDITIONAL INFORMATION from the Fund's included in the annual report, which is available upon request.


                                    TO COME

NOTES

MORGAN STANLEY FUNDS


EQUITY

BLEND/CORE
Total Return Trust
Fund of Funds - Domestic Portfolio

DOMESTIC HYBRID

Allocator Fund
Balanced Growth Fund
Balanced Income Fund
Income Builder Fund
Strategist Fund

GLOBAL/INTERNATIONAL

European Equity Fund
Global Advantage Fund
Global Dividend Growth Securities
International Fund
International SmallCap Fund
International Value Equity Fund
Japan Fund
Pacific Growth Fund

GROWTH

Aggressive Equity Fund
American Opportunities Fund
Capital Opportunities Trust
Developing Growth Securities Trust
Growth Fund
Special Growth Fund

INDEX

Equally-Weighted S&P 500 Fund
KLD Social Index Fund
Nasdaq-100 Index Fund
S&P 500 Index Fund
Total Market Index Fund

SPECIALTY

Biotechnology Fund
Convertible Securities Trust
Financial Services Trust
Global Utilities Fund
Health Sciences Trust
Information Fund
Natural Resource Development Securities
Real Estate Fund
Utilities Fund

VALUE

Dividend Growth Securities
Fundamental Value Fund
Mid-Cap Value Fund
Small-Mid Special Value Fund
Special Value Fund
Value Fund

FIXED INCOME

TAXABLE SHORT TERM
Limited Duration Fund*+
Limited Duration U.S. Treasury Trust*

TAXABLE INTERMEDIATE TERM

Federal Securities Trust
Flexible Income Trust
High Yield Securities
Quality Income Trust
U.S. Government Securities Trust

TAX-FREE

California Tax-Free Income Fund
Limited Term Municipal Trust*+
New York Tax-Free Income Fund
Tax-Exempt Securities Trust

MONEY MARKET*

TAXABLE

Liquid Asset Fund
U.S. Government Money Market

TAX-FREE

California Tax-Free Daily Income Trust
New York Municipal Money Market Trust
Tax-Free Daily Income Trust

There may be funds created or terminated after this PROSPECTUS was published. Please consult the inside back cover of a new fund's prospectus for its designations, e.g. Multi-Class Fund or Money Market Fund.

Unless otherwise noted, each listed Morgan Stanley Fund is a Multi-Class Fund. A Multi-Class Fund is a mutual fund offering multiple classes of shares.

* Single-Class Fund(s)

+ No-Load (Mutual) Fund

Additional information about the Fund's investments is available in the Fund's ANNUAL and SEMI-ANNUAL REPORTS TO SHAREHOLDERS. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call (800) 869-NEWS


You also may obtain information about the Fund by calling your Morgan Stanley Financial Advisor or by visiting our Internet site at:
www.morganstanley.com/funds


Information about the Fund (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's (the "SEC") Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at (www.sec.gov), and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.


TICKER SYMBOL: DSCXX

(The Fund's Investment Company Act File No. is 811-5554.)

Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Distributors Inc., member NASD.


(C) 2005 Morgan Stanley


[MORGAN STANLEY LOGO]

CLF #38555 PRO-00

[GRAPHIC]

                                                            MORGAN STANLEY FUNDS

                                                                  MORGAN STANLEY
                                                             CALIFORNIA TAX-FREE
                                                              DAILY INCOME TRUST


                                                                     38555 04/05


[MORGAN STANLEY LOGO]

                                                                      PROSPECTUS

                                                                  APRIL 29, 2005

STATEMENT OF ADDITIONAL INFORMATION                        MORGAN STANLEY
                                                           CALIFORNIA
APRIL 29, 2005                                             TAX-FREE DAILY
                                                           INCOME TRUST


     This STATEMENT OF ADDITIONAL INFORMATION is not a prospectus. The PROSPECTUS (dated April 29, 2005) for Morgan Stanley California Tax-Free Daily Income Trust may be obtained without charge from the Fund at its address or telephone number listed below or from Morgan Stanley DW Inc. at any of its branch offices.


Morgan Stanley
California Tax-Free Daily Income Trust
1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

TABLE OF CONTENTS


   I.  Fund History                                                                     4
  II.  Description of the Fund and Its Investments and Risks                            4
       A. Classification                                                                4
       B. Investment Strategies and Risks                                               4
       C. Investment Policies/Restrictions                                             21
       D. Disclosure of Portfolio Holdings                                             22
 III.  Management of the Fund                                                          26
       A. Board of Trustees                                                            26
       B. Management Information                                                       26
       C. Compensation                                                                 33
  IV.  Control Persons and Principal Holders of Securities                             35
   V.  Investment Management and Other Services                                        36
       A. Investment Adviser and Administrator                                         36
       B. Principal Underwriter                                                        37
       C. Services Provided by the Investment Adviser and the Administrator            37
       D. Rule 12b-1 Plan                                                              38
       E. Other Service Providers                                                      40
       F. Codes of Ethics                                                              40
       G. Proxy Voting Policy and Proxy Voting Record                                  40
       H. Revenue Sharing                                                              40
  VI.  Brokerage Allocation and Other Practices                                        41
       A. Brokerage Transactions                                                       41
       B. Commissions                                                                  41
       C. Brokerage Selection                                                          42
       D. Directed Brokerage                                                           42
       E. Regular Broker-Dealers                                                       42
 VII.  Capital Stock and Other Securities                                              43
VIII.  Purchase, Redemption and Pricing of Shares                                      43
       A. Purchase/Redemptions of Shares                                               43
       B. Offering Price                                                               44
  IX.  Taxation of the Fund and Shareholders                                           46
   X.  Underwriters                                                                    49
  XI.  Performance Data                                                                49
 XII.  Financial Statements                                                            49
XIII.  Fund Counsel                                                                    49

GLOSSARY OF SELECTED DEFINED TERMS

     The terms defined in this glossary are frequently used in this STATEMENT OF ADDITIONAL INFORMATION (other terms used occasionally are defined in the text of the document).


     "ADMINISTRATOR" OR "MORGAN STANLEY SERIES" -- Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Investment Adviser.


     "CUSTODIAN" -- The Bank of New York.

     "DISTRIBUTOR" -- Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "FINANCIAL ADVISORS" -- Morgan Stanley authorized financial services representatives.

     "FUND" -- Morgan Stanley California Tax-Free Daily Income Trust, a registered no-load open-end investment company.

     "INDEPENDENT TRUSTEES" -- Trustees who are not "interested persons" (as defined by the Investment Company Act of 1940, as amended ("Investment Company Act")) of the Fund.


     "INVESTMENT ADVISER" -- Morgan Stanley Investment Advisors Inc., a wholly-owned investment adviser subsidiary of Morgan Stanley.


     "MORGAN STANLEY & CO." -- Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "MORGAN STANLEY DW" -- Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.


     "MORGAN STANLEY FUNDS" -- Registered investment companies for which the Investment Adviser serves as the investment adviser and that hold themselves out to investors as related companies for investment and investor services.

     "TRANSFER AGENT" -- Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.


     "TRUSTEES" -- The Board of Trustees of the Fund.

I. FUND HISTORY


     The Fund was organized as a Massachusetts business trust, under a Declaration of Trust, on April 25, 1988, with the name Dean Witter/Sears California Tax-Free Daily Income Trust. Effective February 19, 1993, the Fund's name was changed to Dean Witter California Tax-Free Daily Income Trust. Effective June 22, 1998, the Fund's name was changed to Morgan Stanley Dean Witter California Tax-Free Daily Income Trust. Effective June 18, 2001, the Fund's name was changed to Morgan Stanley California Tax-Free Daily Income Trust.


II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

A. CLASSIFICATION

     The Fund is an open-end, diversified management investment company whose investment objective is to provide as high a level of daily income exempt from federal and California income tax as is consistent with stability of principal and liquidity.

B. INVESTMENT STRATEGIES AND RISKS

     The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's PROSPECTUS titled "Principal Investment Strategies" and "Principal Risks."

     LEASE OBLIGATIONS. Included within the revenue bonds category in which the Fund may invest are participations in lease obligations or installment purchase contracts (collectively called "lease obligations") of municipalities. State and local governments issue lease obligations to acquire equipment and facilities.

     Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If such legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

     TAXABLE SECURITIES. The Fund may invest up to 20% of its assets in taxable money market instruments, repurchase agreements and non-California tax-exempt securities. Investments in taxable money market instruments would generally be made under any one of the following circumstances: (a) pending investment proceeds of sale of Fund shares or of portfolio securities; (b) pending settlement of purchases of portfolio securities; and (c) to maintain liquidity for the purpose of meeting anticipated redemptions. Only those non-California tax-exempt securities which satisfy the standards established for California tax-exempt securities may be purchased by the Fund.

     The types of taxable money market instruments in which the Fund may invest are limited to the following short-term fixed-income securities (maturing in one year or less from the time of purchase): (i) obligations of the U.S. Government, its agencies, instrumentalities or authorities; (ii) commercial paper rated P-1 by Moody's Investors Services, Inc. ("Moody's") or A-1 by Standard & Poor's Corporation ("S&P"); (iii) certificates of deposit of domestic banks with assets of $1 billion or more; and (iv) repurchase agreements with respect to portfolio securities.

     VARIABLE RATE AND FLOATING RATE OBLIGATIONS. The Fund may invest in Municipal Bonds and Municipal Notes ("Municipal Obligations") of the type called variable rate and floating rate obligations. The interest rate payable on a variable rate obligation is adjusted either at predesignated periodic intervals and, on a floating rate obligation, whenever there is a change in the market rate of interest on which the interest rate payable is based. Other features may include the right whereby the Fund may demand prepayment of the principal amount of the obligation prior to its stated maturity (a "demand feature") and the right of the issuer to prepay the principal amount prior to maturity. The principal benefit of a variable rate obligation is that the interest rate adjustment minimizes changes in the market value of the obligation. As a result, the purchase of variable rate and floating rate obligations should enhance the ability of the Fund to maintain a stable net asset value per share and to sell obligations prior to maturity at a price that is approximately the full principal amount of the obligations. The principal benefit to the Fund of purchasing obligations with a demand feature is that liquidity, and the ability of the Fund to obtain repayment of the full principal amount of an obligation prior to maturity, is enhanced. The payment of principal and interest by issuers of certain obligations purchased by the Fund may be guaranteed by letters of credit or other credit facilities offered by banks or other financial institutions. Such guarantees will be considered in determining whether an obligation meets the Fund's investment quality requirements.

     INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS. The Fund may invest more than 25% of its assets in industrial development and pollution control bonds (two kinds of tax-exempt Municipal Bonds) whether or not the users of facilities financed by such bonds are in the same industry. In cases where such users are in the same industry, there may be additional risk to the Fund in the event of an economic downturn in such industry, which may result generally in a lowered need for such facilities and a lowered ability of such users to pay for the use of such facilities.


     PUT OPTIONS. The Fund may purchase securities together with the right to resell them to the seller at an agreed upon price or yield within a specified period prior to the maturity date of such securities. Such a right to resell is commonly known as a "put," and the aggregate price which the Fund pays for securities with puts may be higher than the price which otherwise would be paid for the securities. The primary purpose of this practice is to permit the Fund to be fully invested in securities, the interest on which is exempt from federal and California personal income tax, while preserving the necessary flexibility and liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions and to purchase at a later date securities other than those subject to the put. The Fund's policy is, generally, to exercise the puts on their expiration date, when the exercise price is higher than the current market price for the related securities. Puts may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of Fund shares and from recent sales of portfolio securities are insufficient to meet such obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to their expiration date in the event the Investment Adviser revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts prior to their expiration date and in selecting which puts to exercise in such circumstances, the Investment Adviser considers, among other things, the amount of cash available to the Fund, the expiration dates of the available puts, any future commitments for securities purchases, the yield, quality and maturity dates of the underlying securities, alternative investment opportunities and the desirability of retaining the underlying securities in the Fund's portfolio.

     The Fund values securities which are subject to puts at their amortized cost and values the put, apart from the security, at zero. Thus, the cost of the put will be carried on the Fund's books as an unrealized loss from the date of acquisition and will be reflected in realized gain or loss when the put is exercised or expires. Since the value of the put is dependent on the ability of the put writer to meet its obligation to repurchase, the Fund's policy is to enter into put transactions only with municipal securities dealers who are approved by the Trustees. Each dealer will be approved on its own merits and it is the Fund's general policy to enter into put transactions only with those dealers which are determined to present minimal credit risks. In connection with such determination, the Trustees will review, among other things, the ratings, if available, of equity and debt securities of such municipal securities dealers, their reputations in the municipal securities markets, the net worth of such dealers and their efficiency in consummating transactions. Bank dealers normally will be members of the Federal Reserve System, and other dealers will be members of the National Association of Securities Dealers, Inc. or members of a national securities exchange. The Trustees have directed the Investment Adviser not to enter into put transactions with, and to exercise outstanding puts of, any municipal securities dealer which, in the judgment of the Investment Adviser, ceases at any time to present a minimal credit risk. In the event that a dealer should default on its obligation to repurchase an underlying security, the Fund is unable to predict whether all or any portion of any loss sustained could be subsequently recovered from such dealer.

     In Revenue Ruling 82-144, the Internal Revenue Service stated that, under certain circumstances, a purchaser of tax-exempt obligations which are subject to puts will be considered the owner of the obligations for Federal income tax purposes.

     CUSTODIAL RECEIPTS. The Fund may invest in custodial receipts representing interests in U.S. government securities, municipal obligations or other debt instruments held by a custodian or trustee. Custodial receipts evidence ownership of future interest payments, principal payments or both on notes or bonds issued or guaranteed as to principal or interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities, or by a state or local governmental body or authority, or by other types of issuers. For certain securities law purposes, custodial receipts are not considered obligations of the underlying issuers. In addition, if for tax purposes the Fund is not considered to be the owner of the underlying securities held in the custodial account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts, the Fund will bear its respective proportionate share of the fees and expenses charged to the custodial account.

     TENDER OPTION BONDS. A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed-rate coupon and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and the Fund's average portfolio maturity. There is a risk that the Fund may not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, a payment default or a disqualification from tax-exempt status.

     REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.


     While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Trustees that are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well capitalized and well established financial institutions, whose financial condition will be continuously monitored by the Investment Adviser. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the resale price which consists of the acquisition price paid to the seller of the securities plus the accrued resale premium which is defined as the amount specified in the repurchase agreement or the daily amortization of the difference between the acquisition price and the resale price specified in the repurchase agreement. Such collateral will consist entirely of securities that are direct obligations of, or that are fully guaranteed as to principal and interest by, the United States or any agency thereof, and/or certificates of deposit, bankers' acceptances which are eligible for acceptance by a Federal Reserve Bank, and, if the seller is a bank, mortgage related securities (as such term is defined in section 3(a)(41) of the Securities Exchange Act of 1934 that, at the time the repurchase agreement is entered into, are rated in the highest rating category by the Requisite NRSROs (as defined under Rule 2a-7 of the Investment Company Act). Additionally, Upon an Event of Insolvency (as defined under Rule 2a-7) with respect to the seller, the collateral must qualify the repurchase agreement for preferential treatment under a provision of applicable insolvency law providing an exclusion from any automatic stay of creditors' rights against the seller. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercise of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amount to more than 10% of its total assets. The Fund's investments in repurchase agreements may at times be substantial when, in the view of the Fund's investment manager, liquidity or other considerations warrant.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. From time to time, the Fund may purchase tax-exempt securities on a when-issued or delayed delivery basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment may take place a month or more after the date of commitment. The Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.


     At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash, cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued or delayed delivery basis.


     THE STATE OF CALIFORNIA -- SPECIAL INVESTMENT CONSIDERATIONS. [To be updated] As described in the PROSPECTUS, except during temporary periods, the Fund will invest substantially all of its assets in California municipal securities. The portfolio of the Fund may include securities issued by the State of California (the "State"), by its various public bodies (the "Agencies") and/or by other municipal entities located within the State (securities of all such entities are referred to herein as "California municipal securities").


     In addition, the specific California municipal securities in which the Fund will invest will change from time to time. The Fund is therefore susceptible to political, economic, regulatory or other factors affecting issuers of California municipal securities. The following information constitutes only a brief summary of a number of the complex factors which may impact issuers of California municipal securities and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of California municipal securities may be subject. Such information is derived from official statements utilized in connection with the issuance of California municipal securities, as well as from other publicly available documents. Such an official statement, together with any updates or supplements thereto, generally may be obtained upon request to the Treasurer's office of the State. Such information has not been independently verified by the Fund and the Fund assumes no responsibility for the completeness or accuracy of such information. The summary below does not include all of the information pertaining to the budget, receipts and disbursements of the State that would ordinarily be included in various public documents issued thereby, such as an official statement prepared in connection with the issuance of general obligation bonds of the State. Additionally, many factors, including national, economic, social and environmental policies and conditions, which are not within the control of such issuers, could have an adverse impact on the financial condition of such issuers. The Fund cannot predict whether or to what extent such factors or other factors may affect the issuers of California municipal securities, the market value or marketability of such securities or the ability of the respective issuers of such securities acquired by the Fund to pay interest on or principal of such securities. The creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no assurance on the pat of the State to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within California, and it is possible the Fund will invest in obligations of particular issuers as to which such specific factors are applicable. However, the information set forth below is intended only as a general summary and not as a discussion of any specific factors that may affect any particular issuer of California municipal securities.

     GENERAL ECONOMIC CONDITIONS. California's economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. The state's July 1, 2003 population of over 35 million, representing over 12% of the U.S. population, has grown by nearly 9% since 1997. California's population is concentrated in metropolitan areas. As of the April 1, 2000 census, 97% of California's population resided in the 25 Metropolitan Statistical Areas in the state. As of July 1, 2002, the 5-county Los Angeles area accounted for 48% of the state's population, with over 16.0 million residents, and the 10-county San Francisco Bay Area represented 20%, with a population of over 7.0 million.

     After experiencing strong employment gains in the second half of the 1990's, California's economy slipped into a recession in early 2001, losing approximately 290,000 jobs between March 2001 and January 2002. The recession was concentrated in the State's high-tech sector and, geographically, in the San Francisco Bay area. Employment grew by approximately 79,000 jobs between January 2002 and May 2002 as the State began to recover. The recovery then stalled and since then the economy has been sluggish, with unemployment ranging between 6.6% and 6.9% and employment falling by about 14,000 between May 2002 and June 2003.

     STATE FINANCES. In recent years the State has experienced a decline in State revenues attributable in large part to declines in personal income tax receipts including particularly stock market related income tax revenues, such as capital gains realizations and stock option income. The State estimates that stock market related personal income tax revenue declined from $17.6 billion in fiscal year 2000-01 to $8.6 billion in fiscal year 2001-02, and to $5.2 billion in 2002-03, a total 70% decline. The State's economy continued to grow slowly through 2003. Moderate growth is projected in 2004, generally tracking the national economy.

     In the budget for fiscal year 2002-03 (July 1, 2002 to June 30, 2003), Governor Davis and the Legislature addressed the continuing decline in tax revenues, primarily with a combination of expenditure reductions and one-time actions, such as bond and asset sales, expenditure deferrals and interfund transfers and loans.

     As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. In fiscal year 2002-03, the State retired $7.5 billion of revenue anticipation warrants issued near the end of the preceding fiscal year and issued $12.5 billion of revenue anticipation notes maturing in June 2003. Due to the budget shortfalls described above, the State Controller issued $10.965 billion of revenue anticipation warrants on June 18, 2003. This borrowing provided cash resources necessary to pay the State's obligations in June 2003 (including the maturing $12.5 billion of revenue anticipation notes) and in the first few months of fiscal year 2003-04. To provide further assurance for the repayment of the revenue anticipation warrants, which mature on June 16, 2004, the State entered into agreements with seven financial institutions which committed (subject to the conditions set forth in the agreements, including the State's inability to refund the revenue anticipation warrants) to purchase the revenue anticipation warrants upon their maturity. If the State is required to draw under the agreements, numerous adverse consequences affecting the State's financial condition might occur, as further described herein. The State issued $3.0 billion of revenue anticipation notes on October 28, 2003. To provide further assurance for the payment of the revenue anticipation notes, the State entered into an agreement with certain financial institutions to provide letters of credit to pay principal and interest with respect to certain of such notes when due. If the State is required to draw under such letters of credit, or is otherwise unable to pay principal and interest on the notes at maturity, numerous adverse consequences affecting the State's financial condition might occur.

     In fiscal year 2002-03, the State paid $8.161 billion in unemployment benefits from the Unemployment Insurance ("UI") Fund. In fiscal year 2003-04 the State expects to pay $8.203 billion in benefits from the UI Fund. The UI Fund (which is not part of the General Fund) is projected to have a $1.2 billion deficit by the end of calendar year 2004 notwithstanding the automatic unemployment insurance tax rate increase that takes effect January 1, 2004. The State may address this issue with one or more of the following options: (1) obtain a loan from the federal government, (2) rollback unemployment benefits and/or (3) increase unemployment insurance taxes which are the sole source of funds for the UI Fund. There is no reason to believe that one or all of these options will not be available to the State. The loan from the federal government would provide cash flow relief so that unemployment benefits can continue to be paid. The federal loan would eventually be repaid from increased UI tax revenue or the available resources resulting from decreased benefits. Interest payments on the loan would be paid by the EDD Contingent Fund and not the General Fund. The new Administration and the Legislature will have to determine how to resolve the cash flow imbalance in the UI Fund for the long-term. This issue is expected to be addressed in the upcoming session of the Legislature.

     CURRENT STATE BUDGET. The 2003-04 Governor's Budget (the "2003-04 Governor's Budget") projected a significant downward revision in State revenues. The 2003-04 Governor's Budget projected revenues from the three largest tax sources to be about $61.7 billion in 2002-03, more than $6 billion lower than projected in the 2002 Budget Act. The 2003-04 Governor's Budget projected total revenues and transfers of $73.1 billion and $69.2 billion in 2002-03 and 2003-04 respectively. The 2003-04 Governor's Budget projected a $34.6 billion cumulative budget shortfall through June 30, 2004.

     The 2003-04 Governor's Budget proposed to close the $34.6 billion budget shortfall with expenditure reductions including the reduction of the vehicle license fee backfill to cities and counties; the "realignment" or shift of responsibility for certain health and welfare programs to cities and counties to be supported by increased sales tax, personal income tax and cigarette tax increases; fund shifts from the General Fund, revenues from the renegotiation of compacts with Indian tribes, and loans and borrowings (including a pension obligation bond issue to pay all or a portion of the 2003-04 retirement obligation for certain state retirement systems).

     On May 14, 2003, Governor Davis released the May Revision to the 2003-04 Governor's Budget (the "May Revision"). The May Revision reduced the revenue estimate for 2002-03 to $70.8 billion from the 2003-04 Governor's Budget estimate of $73.1 billion, primarily from the loss of $2 billion of revenues due to the delay of the second sale of tobacco securitization bonds. As a result principally of the loss of the tobacco securitization proceeds, together with the lost opportunities for savings because of legislative action in lower amounts than requested by Governor Davis, and higher than expected caseloads/populations for certain health and social services and correctional programs and required school payments, the May Revision estimated the budget gap for 2002-03 and 2003-04 increased from $34.6 billion to $38.2 billion.

     Governor Davis made a number of fundamental changes in the May Revision from his earlier budget proposals. In summary, in the May Revision, Governor Davis proposed to address the budget shortfalls in three phases: (1) eliminate an estimated $10.675 billion budget deficit accumulated through June 30, 2003, by issuing fiscal recovery bonds to be repaid from a temporary one-half cent increase in the State sales tax, (2) balance the fiscal year 2003-04 budget with a combination of measures (some of which were approved by the Legislature in March and April) including expenditure cuts, fund shifts, transfers, loans, and the transfer ("realignment") of certain health and social services programs from the State to counties, and (3) pursue legislative action during the balance of the 2003 legislative session to enact structural reforms that would eliminate an estimated $7.9 billion remaining funding gap for the 2004-05 fiscal year.

     After months of negotiation between Governor Davis and the Legislature, the 2003 Budget Act was adopted by the Legislature on July 29, 2003, along with a number of implementing measures, and signed by Governor Davis on August 2, 2003. The 2003 Budget Act largely reflected the proposals contained in the May Revision to the 2003-04 Budget, including the issuance of "fiscal recovery bonds" to address the estimated $10.675 billion budget deficit accumulated through June 30, 2003. The 2003 Budget Act rejected the proposed "realignment" of certain health, and social services programs (to be funded from $1.7 billion of personal and tobacco tax increases), and, instead, increased reliance upon fund shifts and transfers and additional (non-tax) revenues sources, as described below.

     Under the 2003 Budget Act, General Fund revenues are projected to increase 3.3%, from $70.9 billion in 2002-03 to $73.3 billion in 2003-04. The revenue projections incorporate a 4% increase in State tax revenues, reflecting a correspondingly moderate growth in the State's economy and the State Department of Finance believes such forecast is reasonable.

     General Fund expenditures are estimated to drop 9% from $78.1 billion in 2002-03 to $71.1 billion in 2003-04. Most of this decline can be explained by four factors:

     - the suspension of vehicle license fee backfill payments to local governments, which is estimated to result in $4.2 billion in savings in 2003-04;

     - approximately $1.8 billion of federal funds under the federal Jobs and Growth Tax Relief Reconciliation Act of 2003 to cover State costs in 2003-04. (In comparison, approximately $321 million of such federal funds was received in 2002-03.) Approximately $694 million will be used to offset Medical costs in 2003-04, and the remainder will be used to cover other critical State program spending. These new federal funds are not expected to be available in 2004-05 and beyond;

     - the receipt of $1.9 billion of pension obligation bond proceeds to cover all of the State's quarterly contributions to CalPERS for 2003-04, which would reduce General Fund expenditures by $900 million and increase revenues by $1 billion. Delays caused by litigation contesting the issuance of such bonds have reduced the anticipated size of the bond proceeds to be derived from such issuance; and

     - a one-time shift or Medi-Cal accounting from accrual to cash basis ($930 million).

     In the Legislative Analyst's Offices' ("LAO") Budget Analysis, dated August 1, 2003, the LAO concluded that, absent the above described factors, underlying spending for 2002-03 and 2003-04 would be roughly equal. Moreover, the LAO concluded that "the 2003-04 spending level is considerably less than what would be required to maintain `baseline spending' for the [2003-04 fiscal] year." The LAO defines `baseline spending' to include spending requirements imposed by existing law, policies and State mandates at the beginning of the fiscal year.

     The June 30, 2004 reserve is projected in the Budget to be just over $2 billion. This reflects the elimination of the $10.675 billion accumulated deficit through June 30, 2003, through the issuance of the fiscal recovery bonds. However, the proposed issuance of the fiscal recovery bonds is the subject of current litigation. The Legislative Analyst's Office has predicted that additional legislative action will be required in fiscal year 2004-05 to eliminate an estimated $7.9 billion remaining funding gap by the end of 2004-05.

ADDRESSING THE $38.2 BILLION SHORTFALL

     In May 2003, Governor Davis projected that, without further corrective action, the State would face an estimated $38.2 billion shortfall for fiscal years 2002-03 and 2003-04 combined. This estimate was based on the expenditure levels as required by the Constitution and State law, mandated by the federal government, or ordered by the courts, and accounted for scheduled cost of living adjustments, as well as increases due, among other things, to enrollment, caseload and population growth. Approximately $10.4 billion of this shortfall was addressed through legislative action taken in March and April 2003 ($5.1 billion for fiscal year 2002-03 and $5.3 billion for fiscal year 2003-04). The remainder of the shortfall is addressed through the issuance of fiscal recovery bonds which are expected to generate proceeds in the amount of approximately $10.7 billion in 2003-04 and other solutions contained in the 2003 Budget Act. The State is projected to expend $71.1 billion in 2003-04.

EXPENDITURE CUTS/SAVINGS

     General Fund expenditures for 2004-05 were projected at $76.1 billion, a decrease of $2.0 billion compared with revised estimates for 2003-04. This reflects a total of $13.3 billion of General Fund expenditure solutions, spending reductions from the level of expenditures that would have been required to comply with the Constitution and State law, federal government mandates, court orders, and to provide for cost of living adjustments and growth in enrollment, caseload, and population. These expenditure solutions, include, among others, the following major items and changes from fiscal year 2003-04:

     - $3.012 billion of General Fund payment offsets from economic recovery bond proceeds deposited in the Deficit Recovery Fund;

     -  $2.004 billion for the proposal to rebase the Proposition 98 guarantee;

     - $1.336 billion for funding Proposition 98 expenditures with local property taxes that previously were funded with General Fund;

     - $1.256 billion for debt service savings reflecting the anticipated lower cost of economic recovery bonds compared with debt service on fiscal recovery bonds;

     - $1.127 billion for the proposed suspension of the Transportation Investment Fund transfer;

     - $352 million from the proposed issuance of pension obligation bonds in fiscal year 2004-05 to cover a portion of the pension contributions;

     - $350 million for additional federal funds anticipated to be received in 2004-05;

     - $462 million for proposed Medi-Cal provider rate reductions. Any potential lost saving due to a preliminary injunction preventing the State from implementing Medi-Cal provider rate reductions will be reflected in the May Revision;

     - $1.524 billion for various spending reductions in social services programs;

     - $400 million for spending reductions that would result from changes in the correctional system. This proposal is still in the process of being developed and will be submitted to the Legislature in May;

     - $150 million for additional savings pursuant to Control Section 4.10 (which gives the Department of Finance authority to reduce appropriations in certain circumstances) of the 2003 Budget Act;

     -  $729 million for various spending reductions in higher education.

OTHER REVENUES

     Other revenues total $4.5 billion ($0.3 billion in 2002-03 and $4.2 billion in 2003-04), including approximately $2 billion of proceeds from the tobacco settlement bonds; $680 million additional revenues resulting from renegotiation of compact agreements between Indian tribes and the State (still in progress).

LOANS/BORROWINGS

     Loans/Borrowings total $2.3 billion in 2003-04. This includes $1.9 billion in proceeds from the proposed issuance of pension obligation bonds and $400 million in loans from other various funds and accounts.

BUDGET CONTROLS AND FLEXIBILITY

     Chapter 228, Statutes of 2003 (AB 1756), authorizes the Director of Finance to reduce appropriations and to reallocate funds among appropriations available to each department in order to ensure the integrity of the 2003 Budget Act. Additionally, the 2003 Budget Act limits the Department of Finance's authority to approve requests for additional funding in the current year ("deficiency requests"). Deficiency requests to fund prior year expenditures, costs associated with legislation enacted without an appropriation; and start-up costs for programs not yet authorized may not be approved.

CONTINUING "STRUCTURAL DEFICIT"

     In its November 2003 "Fiscal Recovery" Report, the Legislative Analyst's Office ("LAO") concluded: "the State faces a major mismatch between revenues and expenditures, and this will ultimately need to be addressed through spending reductions and/or revenue enhancements if the State is to regain fiscal balance."

     In its February 18, 2004 analysis of the 2004-05 Governor's Budget the LAO states: "[T]he Governor's proposal [i.e., the 2004-05 Governor's Budget] is a solid starting point for budgetary negotiations." However, the LAO cautions that some of the solutions (including savings realized from the issuance of pension obligation bonds, Medi-Cal rate reduction and the renegotiation of tribal gaming compacts) in the Governor's proposal may not be realized and could increase the budget shortfall for 2004-05 to about $4 billion. The LAO adds that a "$7 billion ongoing gap between revenues and expenditures would occur in 2005-06 and continue in subsequent years, absent further corrective action."

     The LAO concludes that additional savings proposals or revenue increases will be necessary to resolve the state's "budget shortfall." The Administration expects that any shortfall in 2005-06 would be lower than projected by the LAO due to savings that are expected to be achieved in 2005-06 and thereafter from proposals to reform Medi-Cal, In-Home Supportive Services, CalWORKs, corrections and pension contributions.

     ELECTION OF NEW GOVERNOR. On October 7, 2003, Governor Gray Davis was recalled by the voters of California. At the same time, Arnold Schwarzenegger was voted in as the new Governor of the State of California. The aforementioned recall highlights the state's highly politicized environment which could have a negative impact on the state's budget process resulting in structurally imbalanced budgets.

     PROPOSITION 98. On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and staturte called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Proposition 98 (as modified by Proposition 111, enacted on June 5, 1990) guarantees K-14 schools the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment ("Test 2"), or (c) a third test, which replaces Test 1 and Test 2 in any year the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 becomes a "credit" (called the "maintenance factor") to schools and the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Proposition 98 implementing legislation adopted prior to the end of the 1988-89 fiscal year determined the K-14 schools' funding guarantee under Test 1 to be 40.3% of the General Fund tax revenues, based on 1986-87 appropriations. However, that percent has been adjusted to approximately 35% to account for a subsequent redirection of local property taxes, since such redirection directly affects the share of General Fund revenues to schools.

     The Proposition 98 guarantee is funded from two sources: local property taxes and the General Fund. Any amount not funded by local property taxes is funded by the General Fund. Thus, local property tax collections represent an offset to General Fund costs. This is true regardless of whether the year in question is a Test 1, Test 2, or Test 3 year.

     Proposition 98 permits the Legislature, by two-thirds vote of both houses with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. The difference between the funding level provided pursuant to such suspension and the minimum guarantee otherwise applicable for such fiscal year must be repaid in future fiscal years. Proposition 98 also contains provisions for the transfer of certain State tax revenues in excess of the Article XIII B limit to K-14 schools.

     The State's emphasis on improving education resources has resulted in estimated K-12 spending of $6,624 and $6,887 per-pupil in fiscal years 2002-03 and 2003-04, respectively. These amounts are 52% and 58% above the 1994-95 level of $4,351 per pupil.

     Total revenues (General Fund subject to the State Appropriations Limit ("SAL") and local property taxes) have increased significantly since 1994-95. The projected level of General Fund SAL revenue for 2002-03 was $65.036 billion. The revised 2002-03 Proposition 98 appropriations of $29.3 billion reflect a deferral of $1.820 billion to be reappropriated in 2003-04.

     The General Fund SAL revenue projection for 2003-04 exceeds the revised 2002-03 estimates by approximately $2.353 billion. The General Fund share of the guarantee Proposition 98 will increase approximately $415.3 million, from $29.4 billion in 2002-03 to $29.8 billion in 2003-04. The 2003 Budget Act proposes Proposition 98 funding at $215.2 million above the minimum, with enrollment growth for general apportionments and special education fully funded and total K-14 education funding of approximately $45.7 billion ($6,887 per K-12 pupil), an increase of 4.0% per pupil compared to the revised 2002-03 level. Total 2003-04 Proposition 98 appropriations of $30.0 billion reflect the permanent deferral of $1.087 billion.

     LOCAL GOVERNMENTS. The primary units of local government in California are the counties, which range in population from 1,200 in Alpine County to approximately 10 million in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails, and public safety in unincorporated areas. There are also 478 incorporated cities and thousands of special districts formed for education, utilities, and other services. The fiscal condition of local governments has been constrained since Proposition 13, which added Article XIIIA to the State Constitution, ("Proposition 13") was approved by California voters in 1978. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Proposition 218, another initiative constitutional amendment enacted in 1996, further limited the ability of local governments to raise taxes, fees and other exactions. Counties, in particular, have had fewer options to raise revenues than many other local government entities, while they have been required to maintain many services.

     In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including assuming principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the Legislature eliminated most of the remaining components of post-Proposition 13 aid to local government entities other than K-12 schools and community colleges by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources, such as sales taxes, and reduced certain mandates for local services funded by cities and counties. The 2002 Budget Act expanded such transfers to include community redevelopment agencies, which were not included in the original transfers. These agencies paid $75 million to schools in 2002-03. The 2003 Budget Act increases this payment to $135 million in 2003-04 only. The 2003 Budget Act and related legislation continue to provide significant assistance to local governments, including $238.2 million for various local public safety programs. This amount includes $100 million for the Citizens' Option for Public Safety ("COPS") program to support local front-line law enforcement, $100 million for county juvenile justice and crime prevention programs, and $38.2 million for reimbursement of jail booking fees. The 2003-04 May revision also provides $40.15 million for open space subvention reimbursements to cities and counties.

     A program to offset a portion of the vehicle license fees ("VLF") paid by vehicle owners was established in 1998. This offset provided tax relief of $3.985 billion in 2002-03 and is expected to provide tax relief of $3.15 billion in fiscal year 2003-04 and $4.06 billion in fiscal year 2004-05. Since 1999, the General Fund has backfilled the offset so that the tax relief did not result in a revenue loss to local governments. The legislation that established the VLF offset program also provided that if there were insufficient General Fund moneys to fully backfill the VLF offset, the percentage offset would be reduced proportionately (i.e., the license fee payable by drivers would be increased) to assure that local governments are not disadvantaged. On June 20, 2003, it was determined that insufficient General Fund moneys were available to continue to fund any portion of the VLF offsets to local governments as of that date. Accordingly, the VLF paid by taxpayers returned on October 1, 2003 to the pre-1999. The offset suspension was rescinded by Governor Schwarzenegger on November 17, 2003, and offset payments to local governments have resumed. Local governments received "backfill" payments totaling $3.80 billion in fiscal year 2002-03. "Backfill" payments totaling $2.65 billion and $4.06 billion are anticipated to be paid to local governments in fiscal years 2003-04 and 2004-05, respectively. Chapter 231, Statutes of 2003, provides for the repayment in August 2006, of approximately $1.3 billion that was not received by locals during the time period between the suspension of the offsets and the implementation of higher fees.

     Prior to legislation enacted in 1997, local governments provided the majority of funding for the State's trial court system. The legislation consolidated the trial court funding at the State level in order to streamline the operation of the courts, provide a dedicated revenue source; and relieve fiscal pressure on the counties. This resulted in decreasing the county contribution for court operations by $415 million and allowed cities to retain $68 million in fine and penalty revenue previously remitted to the State. The State's trial court system will receive approximately $1.8 billion and $1.7 billion in State resources and in 2003-04 and 2004-05, respectively $475 million in resources from the counties in each fiscal year.

     The entire statewide welfare system was changed in response to the change in federal welfare law enacted in 1996 (see "Welfare Reform"), Under the CalWORKs program, counties are given flexibility to develop their own plans, consistent with State Law, to implement the program and to administer many of its elements, with costs for administrative and supportive services capped at the 1996-97 levels. As noted above, counties are also given financial incentives if, at the individual county level or statewide, the CalWORKs program produces savings associated with specified standards. Counties are still required to provide "general assistance" aid to certain persons who cannot obtain welfare from other programs.

     WELFARE REFORM. The Personal Responsibility and Work Opportunity Reconciliation Act of 1996 (P.L. 104-193, the "Law") fundamentally reformed the nation's welfare system. The Law includes provisions to: (i) convert Aid to Families with Dependent Children ("AFDC"), an entitlement program, to Temporary Assistance for Needy Families ("TANF"), a block grant program with lifetime time limits on TANF recipients, work requirements and other changes; (ii) deny certain federal welfare and public benefits to legal noncitizens (subsequent federal law has amended this provision), allow states to elect to deny additional benefits (including TANF) to legal noncitizens, and generally deny almost all benefits to illegal immigrants; and (iii) make changes in the Food Stamp program, including to reduce maximum benefits and impose work requirements. The block grant formula under the Law is operative through March 31, 2004.

     Chapter 270, Statutes of 1997, embodies California's response to the federal welfare reforms. Effective January 1, 1998, California Work Opportunity and Responsibility to Kids ("CalWORKs") replaced the former AFDC and Greater Avenues to Independence programs. Consistent with the federal law, CalWORKs contains time limits on the receipt of welfare aid, both lifetime as well as current period. The centerpiece of CalWORKs is the linkage of eligibility to work participation requirements.

     Caseload under CalWORKs is continuing to flatten after many consecutive years of decline. The revised CalWORKs caseload projections are 479,000 cases in 2003-04 and 481,000 cases in 2004-05. This represents a major decline in caseload from the rapid growth of the early 1990s, when caseload peaked at 921,000 cases in 1994-95. Since CalWORKs' inception in January 1998, caseload has declined by nearly 35 percent, and the number of working recipients has increased from less than 20 percent in 1996 to nearly 50 percent in 2002.

     California will continue to meet, but not exceed, the federally-required $2.7 billion combined State and county maintenance of effort ("MOE") requirement in 2003-04 and 2004-05. In an effort to keep program expenditures within the TANF Block Grant and TANF MOE amounts, the 2004-05 Governor's Budget proposes to eliminate TANF funding for county juvenile probation services, adjust State funding for tribal TANF programs to meet the actual caseloads being served, eliminate the 2004-05 CalWORKs cost-of-living adjustment, and reduce the basic CalWORKs grant.

     The 2004-05 Governor's Budget includes an augmentation of $191.9 million in 2003-04 and 2004-05 for employment services to enable recipients to move off of aid and into sustainable employment. The 2004-05 Governor's Budget includes total CalWORKs-related expenditures of $6.9 billion for 2003-04 and $6.4 billion for 2004-05, including child care transfer amounts for the Department of Education and the State's general TANF reserve. The Budget also includes a TANF reserve of $210.1 million, which is available for unanticipated needs in any program for which TANF Block Grant funds are appropriated, including CalWORKs benefits, employment services, county administration, and child care costs. This reserve may be needed for such pressures as litigation or the cost of increased participation rate requirements that have been proposed at the federal level with the reauthorization of the TANF program.

     Authorization for the TANF program currently ends March 31, 2004 (having been extended several times from its original September 30, 2002 expiration date). For the TANF program to continue, the U.S. Congress must pass, and the President must sign, legislation reauthorizing the program prior to that date. Although reauthorization could simply involve extending the funding period, it is more likely that Congress and the President will consider several key policy changes. It is unknown at this time how California's TANF funding will be affected by reauthorization.

     PENDING LITIGATION. The State is a party to numerous legal proceedings. Some of the most significant are described below.

BOND-RELATED MATTERS

     The Legislature established the Pension Obligation Bond Committee for the purpose, among others, of issuing bonds to fund all or a portion of the State's fiscal year 2003-04 employer obligation to the Public Employee's Retirement System. The Committee sought validation of the bonds and certain contracts pursuant to a validation process established by Code of Civil Procedure sections 860 et seq. In PENSION OBLIGATION BOND COMMITTEE V. ALL PERSONS INTERESTED IN THE MATTER OF THE VALIDITY OF THE STATE OF CALIFORNIA'S PENSION OBLIGATION, ETC., filed in the Sacramento County Superior Court. The trial court issued a judgment denying the Committee's request for validation of the bonds That matter is currently on appeal before the Court of Appeal (Third District, Case No. CO45240). Briefing is underway, and no date for oral argument has been set.

     The Legislature has adopted a statute (Stats. 2003, 1st Ex. Sess. 2003, ch.13) authorizing the establishment of the Fiscal Recovery Finance Authority for the purpose, among others, of issuing bonds to fund the State's accumulated budget deficit as of June 30, 2003. The amount of this accumulated budget deficit is identified by the Department of Finance to be approximately $8.6 billion. On September 24, 2003, a complaint was filed in the Sacramento County Superior Court (FULLERTON ASSOCIATION OF CONCERNED TAXPAYERS V. CALIFORNIA FISCAL RECOVERY FINANCING AUTHORITY, ET AL., Case No. 93AS05319), seeking a declaration that any bonds issued pursuant to the statute without prior voter approval would violate the State constitutional debt limit and a determination that such bonds are invalid, and seeking an injunction against issuing bonds pursuant to the statute. This matter has not been served on any State officers. As a result of this action, the Fiscal Recovery Finance Authority filed a validation action pursuant to Code of Civil Procedure sections 860 et seq. in the same court (CALIFORNIA FISCAL RECOVERY FINANCING AUTHORITY V. ALL PERSONS INTERESTED, ETC.; Case No. 03AS06875). The court authorized the publication of notice of this validation action, and established January 30, 2004, as the final day by which any interested person could answer the Fiscal Recovery Finance Authority's complaint. Fullerton Association of Concerned Taxpayers, the plaintiff in the case filed in September, was the only party to answer the Fiscal Recovery Finance Authority's complaint. This matter has not yet been set for trial. The statutes governing validation actions provide that validation actions shall be given preference over all other civil actions in the matter of setting for trial or hearing.

     The Legislature has adopted a statue (Stats. 2003, 1st Ex. Secs. 2003, ch.
13) authorizing the establishment of the Fiscal Recovery Finance Authority for the purpose, among others, of issuing bonds to fund the State's accumulated budget deficit. The amount of the accumulated budget deficit has been identified by the Department of Finance to be approximately $10.7 billion. On September 24, 2003, a complaint was filed in the Sacramento Country Superior Court (Fullerton Association of Concerned Taxpayers v. California Fiscal Recovery Financing Authority, et al., Case No. 93AS05319), seeking a declaration that any bonds issued pursuant to the statute without prior voter approval would violate the State constitutional debt limit and a determination that such bonds are invalid, and seeking an injunction against issuing bonds pursuant to the statute. This matter has not been served on any State officers.

CHALLENGE SEEKING PAYMENT TO TEACHER'S RETIREMENT BOARD

     In May 2003, the Legislature enacted legislation which reduced a continuing appropriation to the State Teacher's Retirement System's ("CalSTRS") Supplement Benefit Maintenance Account ("SBMA") for fiscal year 2003-04 by $500 million. The legislative changes also provide that in future fiscal years, the

$500 million may be returned if actuarial determinations demonstrate that the money is needed in order for CalSTRS' to make purchasing power protection payments to retired members through 2036. On October 14, 2003, the CalSTRS board and certain CalSTRS members filed TEACHER'S RETIREMENT BOARD, AS MANAGER OF THE CALIFORNIA STATE TEACHERS, RETIREMENT SYSTEM, ET AL V. STEVE PEACE, DIRECTOR OF CALIFORNIA DEPARTMENT OF FINANCE AND STEVE WESTLY, CALIFORNIA STATE CONTROLLER, in the Sacramento Country Superior Court (Case No. 03CS01503). This lawsuit seeks, primarily, a writ of mandate compelling the State Controller to transfer funds from the State's General Fund to the SBMA in an amount equal to the continuing appropriation as it existed prior to the enactment of the May legislation. It also seeks injunctive and declaratory relief to the same effect. Trial is currently scheduled to begin on May 21, 2004.

ACTIONS SEEKING FLOOD-RELATED DAMAGES

     In January of 1997, California experienced major flooding with preliminary estimates of property damage of approximately $1.6 to $2.0 billion. In MCMAHAN
V. STATE, (Sacramento Country Superior Court, Case No. 02-AS-06058), a substantial number of plaintiffs have joined suit against the State, local agencies, and private companies and contractors seeking compensation for the damages they suffered as a result of the flooding. A trial date has been scheduled for July 12, 2004. The State is vigorously defending the action.

     PATERNO V. STATE OF CALIFORNIA is a coordinated action involving 3,000 plaintiffs seeking recovery for damages caused by the Yuba River flood of February 1986. The trial court found liability in inverse condemnation and awarded damages of $800 million to $1.5 billion. In 1992, the State and plaintiffs filed appeals of the decision in the sample plaintiffs action, and upon remand, plaintiffs inverse condemnation cause of action was re-tried. The trial court ruled that plaintiffs take nothing from defendants. The customer of this trial controls with regard to the claims of all other plaintiffs take nothing from defendants. The outcome of this trial controls with regard to the claims of all other plaintiffs. Plaintiffs appealed this decision (California Court of Appeal, Third Appellate District, Case No. CO40553). The appellate court reversed the trial court judgment in favor of the State, remanded the case to the trial court with directions to enter judgment in favor of plaintiffs and ordered the State to pay costs on appeal and costs of suit, including reasonable attorney, appraisal and engineering fees actually incurred. The State has petitioned the Supreme Court for review (California Supreme Court, Case No. S121713). The Supreme Court has extended its time to grant or deny review to April 1, 2004.

TAX REFUND CASES

     Four pending cases allege that Revenue and Tax Code section 24402 ("Section 24402"), which establishes a corporate tax deduction for dividends received that are based on the amount of the dividend paying corporation's income subject to California franchise taxes, violates the commerce clause of the United States Constitution. MONTGOMERY WARD LLC V. FRANCHISE TAX BOARD is pending is the San Diego Superior Court (Case No. 802767). In MICROSOFT CORPORATION V. FRANCHISE TAX BOARD (San Francisco Country Superior Court, Case No. 400444), the trial court issued a proposed statement of decision, ruling against the Franchise Tax Board in which the court failed to discus Section 24402. A request for further exposition of the decision has been filed. In GENERAL MOTORS CORP. V. FRANCHISE TAX BOARD (Court of Appeal, Second Appellate District, Division 2, Case No. B165665), the trial court determined that Section 24402 violates the commerce clause and the Franchise Tax Board has appealed. In FARMER BROTHERS COMPANY V. FRANCHISE TAX BOARD, the trial court also determined that Section 24402 violates the commerce clause and, on appeal, the Second Appellate District, Division I, affirmed the trial court's decision (Case No. B160061). On August 27, 2003, the California Supreme Court denied the Board's petition for review. A final decision adverse to the State in any of these cases could ultimately result in refunds of approximately $400 million to similarly situated taxpayers with an ongoing annual loss of revenue of approximately $60 million. The State is vigorously litigating this issue.

     Six pending cases challenge the Franchise Tax Board's treatment of receipts from investment of cash in short-term financial instruments, and the resulting impact on the apportionment of corporate income allegedly earned outside of California to the corporation's California tax obligation. Three of these cases (Montgomery Ward, General Motors, and Microsoft) are also cases in which Revenue and Tax Code section 24402 has been challenged, as discussed in the previous paragraph. MONTGOMERY WARD LLC V. FRANCHISE TAX BOARD IS PENDING IN THE SAN DIEGO SUPERIOR COURT (Case No. 802767), and COLGATE-PALMOLIVE V. FRANCHISE TAX BOARD is pending in the Sacramento County Superior Court (Case No. 03AS00707). THE LIMITED STORES, INC. AND AFFILIATES V. FRANCHISE TAX BOARD IS PENDING IN THE COURT OF

APPEAL, FIRST APPELLATE DISTRICT (Case No. A102915); GENERAL MOTORS CORP. V. FRANCHISE TAX BOARD is pending in the Court of Appeal, Second Appellate District, Division 2 (Case No. B165665); TOYS "R" US, INC. V. FRANCHISE TAX BOARD is pending in the Court of Appeal, Third Appellate District (Case No. C045386); and MICROSOFT CORPORATION V. FRANCHISE TAX BOARD is pending in the Court of Appeal, First Appellate District (Case No. A105312). The trial courts in THE LIMITED STORES, GENERAL MOTORS AND TOYS "R" US ruled in favor of the Franchise Tax Board on this issue; and in Microsoft Corporation, the trial court ruled against the Franchise Tax Board. Other taxpayers have raised this same issue in administrative actions. A final decision in favor of any of these plaintiffs could result in tax refunds to similarly situated taxpayers in an amount exceeding $500 million, with a potential future annual revenue loss of $50 million. The State is vigorously litigating this issue.

     IN EISENHOWER MEDICAL CENTER, ET AL. V. STATE BOARD OF EQUALIZATION (San Francisco Superior Court, Case No. 994985), 117 hospitals claim that certain intravenous sets and diagnostic substances are "medicines" within the meaning of the Revenue and Tax Code, and thus are exempt from sales and use taxes. The State Board of Equalization ("SBE") does not consider intravenous sets (other than those used primarily for feeding) and diagnostic substances to be medicines and therefore those items are subject to sales and use taxes. The trial court vied in favor of the SBE, and an appeal is expected. Due to a retroactive regulatory change that the SBE adopted during the pendency of this case, specified types of enteral feeding supplies are now exempt from sales and use taxes. Therefore, even if the State prevails on appeal, refunds will be required in the amount of approximately $10 million. Should the plaintiffs ultimately prevail on all contested issues, estimated refunds to plaintiffs and others similarly situated would total approximately $400 million and estimated future revenue loss would be $70 million per year.

     In COUNTY OF ORANGE V. ORANGE COUNTY ASSESSMENT APPEALS BOARD #3; BEZAIRE, ET AL., REAL PARTIES IN INTEREST, (Orange County Superior Court, Case No. 00CC003385), the trial court determined that the Orange County assessor's office received property taxes from two taxpayers in excess of the amounts collectable under Article XIIIA of the California Constitution (sometimes referred to as "Proposition 13"). The plaintiffs' legal claim focuses on the constitutionality of the practice of the Orange County assessor's office to increase or "recapture" the assessed values of real properties that temporarily decline and then increase in value. The Orange County Superior Court ruled in favor of the plaintiffs in December 2001. That decision was appealed in the Court of Appeal; Fourth Appellate District. The effects of a final determination by an appellate court that the contested assessment practices are contrary to Proposition 13 could result in an increase in the State general fund component of the financing guarantee to public schools established by Proposition 98 in an amount in excess of several billion dollars.

ENVIRONMENTAL CLEANUP MATTER

     In a federal Environmental Protection Agency ("U.S. EPA") administrative abatement action entitled IN THE MATTER OF LEVIATHAN MINE, ALPINE COUNTY, CALIFORNIA, REGIONAL WATER QUALITY CONTROL BOARD, LAHONTAN REGION, STATE OF CALIFORNIA (U.S. EPA Region IX CERCLA Docket No. 00-16(a)), the State, as owner of the Leviathan Mine, is a party through the Lahontan Regional Water Quality Control Board ("Board"), which is the State entity potentially responsible for performing certain environmental remediation at the Leviathan Mine site. Also a party is ARCO, the successor in interest to the mining company that caused certain pollution of the mine site. The Leviathan Mine site is listed on the U.S. EPA "Superfund" List, and both remediation costs and costs for Natural Resource Damages may be imposed on the State. The Board has undertaken certain remedial action at the mine site, but the U.S. EPA's decision on the interim and final remedies are pending. ARCO has filed several state law claims against the State with the California Victim Compensation and Government Claims Board (an administrative agency with which certain claims must be filed as a prerequisite to litigation seeking damages against the State which was formerly named the Board of Control, the "Government Claims Board"), but litigation on these claims have been tolled by agreement of the parties until at least October, 2004. It is possible these matters could result in a potential loss to the State in excess of $400 million.

ENERGY-RELATED MATTERS

     In PEOPLE V. ACN ENERGY, INC., et al. (Sacramento County Superior Court, Case No. 01AS05497), the court is considering whether and to what extent compensation is due to market participants which have claimed compensation as a result of the Governor's issuance of executive orders, under the California

Emergency Service Act, "commandeering" power purchase arrangements held by Pacific Gas & Electric Company ("PG&E") and Southern California Edison ("SCE"), referred to as "block forward contracts." In this action the State seeks a declaration that the State is not liable for damages as a result of these orders, nor for compensation for inverse condemnation, and that any damages suffered by any of the defendants is offset by payments made by the Department of Water Resources for electricity received under the "commandeered" "block forward contracts." Complaints and cross-complaints for inverse condemnation, recovery under the Emergency Services Act and other causes of action brought by PG&E. Reliant Energy Services, Dynegy Power Marketing, Williams Energy Services, Sempra Energy Trading, the California Power Exchange, Mirant Americas Energy, Duke Energy Trading and Marketing, and numerous other market participants have been joined with the declaratory relief action in Judicial Council Coordination Proceeding No. 4203, in Sacramento County Superior Court. In an administrative proceeding action before the Government Claims Board (which was dismissed on procedural grounds), the California Power Exchange stated claims for "commandeering" the "block forward contracts" in the amount of approximately $1 billion.

     PACIFIC GAS AND ELECTRIC COMPANY V. THE STATE OF CALIFORNIA is now pending in the Court of Appeal, Third Appellate District (Case No. C043507). In the trial court, PG&E filed a complaint for breach of contract alleging that statutes enacted in 1996 as part of the restructuring of the electric power industry in California ("AB 1890") established a "regulatory contract" between the State and PG&E that authorized PG&E to sell the output of its retained generation facilities in inter state power markets at prices regulated by FERC and to sell the facilities themselves, and that by amending AB 1890 in 2001, the State deprived PG&E of the right to such sales and thereby breached that "regulatory contract." PG&E's complaint sought damages in an amount to be proven, but in an administrative proceeding before the Government Claims Board, in which PG&E's claims were denied, PG&E sought damages of at least $4.3 billion to compensate for the losses alleged in this action. The trial court sustained the demurrer of the State without leave to amend, dismissing the lawsuit. The pending action is PG&E's appeal of that dismissal.

ESCHEATED PROPERTY CLAIMS

     In five pending cases, plaintiffs claim that the State Controller has a constitutional and statutory duty to give notice prior to the time the Controller sells property that has escheated to the State (in these cases, shares of stock): FONG V. CONNELL (Court of Appeal, Third District, Case No. C042007); HARRIS V. CONNELL (Court of Appeal, Second District, Case No. B160741); LUSBY-TAYLOR V. CONNELL (U.S. Court of Appeals for the Ninth Circuit, Case No. 02-16511); ORIFIELD V. CONNELL (Los Angeles County Superior Court, Case No. BC288429); and SUEVER V. CONNELL (United States District Court, Northern District, Case No. C03-001556). The Plaintiffs also claim that the Controller failed to comply with statutory notice requirements when it first received property that had escheated to the State. The plaintiffs seek damages, which the FONG plaintiffs have articulated as being in the amount of the difference between the amount they were paid for the stock upon its sale, and either the current value of the stock or the highest market value of the stock between the date the Controller sold the stock and the present. All of these cases, except FONG are styled as class actions, though in LUSBY-TAYLOR and HARRIS, that issue was not determined prior to the trial court decisions that are being appealed. If one or more of these cases are successful as a class action and the class ultimately prevails, on the merits, damages for the class could be in excess of $500 million. The State has prevailed at the trial court in FONG and LUSBY-TAYLOR, and at both the trial court and appellate court HARRIS. The SUEVER case has been dismissed by the U.S. District Court. The court dismissed the federal claims on the basis of 11th Amendment immunity, and dismissed the state law claims without prejudice, which will permit plaintiffs to pursue their state law claims in state court. ORFIELD is being litigated in the trial court. The State is vigorously defending all of these actions.

ACTION SEEKING DAMAGES FOR ALLEGED VIOLATIONS OF PRIVACY RIGHTS

     In GAIL MARIE HARRINGTON-WISELY, ET AL. V. STATE OF CALIFORNIA, ET AL., (Los Angeles County Superior Court, Case No. BC 227373), a proposed class action, plaintiffs seek damages for alleged violations of prison visitors' rights resulting from the Department of Corrections' use of a body imaging machine to search visitors entering state prisons for contraband. If this action is certified as a class action, and a court were to award damages pursuant to the California Civil Code for every use of the body imaging machine, damages could be as high as $3 billion. The State is vigorously defending this action.

ACTIONS SEEKING PROGRAM MODIFICATIONS

     In the following cases, plaintiffs seek court orders or judgments that would require the State to modify existing programs and, except as specified, do not seek monetary damages. Nevertheless, a judgment against the State in any one of these cases could require changes in the challenged program that could result in increased programmatic costs to the State in a future fiscal year in excess of $400 million. Alternatively, in some circumstances, it may be possible that a judgment against the State could be addressed by legislative changes to the program that would cost less.

     In WILLIAMS, ET AL., V. STATE OF CALIFORNIA, ET AL. (San Francisco County Superior Court Case No. 312236), a class action for declaratory relief and injunction brought by public school students against the State, the Board of Education and Department of Education and the Superintendent of Public Instruction, the class alleges inadequacies in the public education system and seeks a variety of programmatic changes to the system including elimination of some types of multi-track, year-round school schedules. The State is vigorously defending this action. Trial is set for November 29, 2004.

     In NATURAL RESOURCES DEFENSE COUNCIL ET AL., V. CALIFORNIA DEPARTMENT OF TRANSPORTATION ET AL., (United States District Court, Central District, Case No. 93-6073-ER- (JRX)), plaintiffs obtained an injunction requiring the Department of Transportation (the "Department") to comply with National Pollution Discharge Elimination System ("NPDES") requirements under the federal Clean Water Act ("Act") in connection with storm water discharges from State highways and construction sites in an area that includes most of Los Angeles and Ventura Counties. There is an established dispute resolution procedure intended to resolve disputes without a return to federal court. Subsequent modifications of the injunction have provided for, among other things, studies of pilot projects to address control of the sources of storm water pollution and the performance of studies of pilot projects to retrofit highways with storm water pollution control facilities. There has been no agreement regarding what measures arising out of the pilot projects and studies will be implemented. Plaintiffs' position is that the Department should be required to retrofit its facilities to treat storm water, regardless of whether any construction is otherwise planned in any given area. For planning purposes, the Department is including an additional 3% in the cost of future statewide construction and maintenance projects to pay for compliance measures. This 3% increase amounts of $500 million through fiscal year 2006-07. While the impact of a judgment of the scope sought by plaintiffs is difficult to determine, it is possible that a judgment that would require the State to retrofit all its highway facilities throughout the State could cost billions of dollars.

     The following three cases seek reforms to State programs for the treatment of institutionalized disabled persons. Some rough estimates suggest the financial impact of a judgment against the State defendants in any of these cases could be as high as $1 billion per year in programmatic costs going forward. The State is vigorously defending these actions.

     In CHARLES DAVIS, ET AL. V. CALIFORNIA HEALTH AND HUMAN SERVICES AGENCY, ET AL., (United States District Court -- Northern District, Case No. C00-2532 SBA), the plaintiffs brought a class action under a number of federal acts, including the ADA, seeking declaratory and injunctive relief. Plaintiffs allege that disabled persons institutionalized at San Francisco's Laguna Honda Hospital, a 1,200 bed skilled nursing facility, who require long term care should be assessed as to whether they can be treated at home or in community-based facilities, and then provided appropriate care. A settlement has been reached in this matter which, if approved by the court, will result in a State department revising its assessment tool for residents of nursing homes to focus on the propriety of community placement. The parties have agreed that plaintiffs' non-assessment claims will be dismissed without prejudice to plaintiffs' ability to re-file their action once the assessment process is in place. In the event the assessment tool changes are not sufficiently funded, plaintiffs may re-file those claims pertaining to assessment as well.

     In STEPHEN SANCHEZ, ET AL. V. GRANTLAND JOHNSON, ET AL., (United States District Court -- Northern District, Case No. C-00-01593 CW), the plaintiffs have brought a class action seeking declaratory and injunctive relief, alleging, in part, that provider rates for community-based services for developmentally disabled individuals are discriminatory under the ADA, and violate the Social Security Act, Civil Rights Act and the Rehabilitation Act, because they result in unnecessary institutionalization of developmentally disabled persons. The court has issued interim rulings on plaintiffs' ADA and Rehabilitation Act claims, finding that the State has a "comprehensive, effectively working plan" for the de-institutionalization of persons with developmental disabilities. Subsequently, the court dismissed the action, finding that plaintiffs did not have a private right to bring the case under the Medicaid Act. It is not yet known whether the plaintiffs will appeal.

     In CAPITOL PEOPLE FIRST V. DEPARTMENT OF DEVELOPMENTAL SERVICES (Alamenda County Superior Court, Case No. 2002-038715) a consortium of state and national law firms and public-interest groups brought suit against the Departments of Finance, California Department of Developmental Services and California Department of Health Services, alleging violations of the Lanterman Act, the ADA, and section 504 of the Rehabilitation Act by defendants needlessly isolating thousands of people with developmental disabilities in large facilities. The case seeks sweeping reforms, including requiring the State to offer a full range of community-based services.

MEDICALLY INDIGENT ADULT MANDATE CLAIMS

     In 1997, the California Supreme Court ruled, in a challenge by the County of San Diego, that by excluding medically indigent adults ("MIAs") from Medi-Cal, the State had mandated a new program on the counties within the meaning of Article XIIIB, section 6 of the California Constitution. The Court sent the matter back to the Commission on State Mandates (the "Commission") to decide whether and by what amount the County of San Diego had been forced to incur costs for the care of MIAs in excess of funds provided by the State. The County of San Diego appealed from an adverse Commission decision. The appeal was based on facts specific to County of San Diego. On September 24, 2003, in an unpublished decision, the Court of Appeal (COUNTY OF SAN DIEGO V. COMMISSION ON STATE MANDATES ET AL. (Sept. 24, 2003) D039471) ruled in favor of the County of San Diego on certain of its claims and determined that the State owed the County of San Diego $34 million for medical services rendered to MIAs during the two-year period (1991-1992).The Supreme Court has denied the parties' petitions seeking review of the appellate court's decision. The case was remanded to the San Diego County Superior Court for further proceedings, and on January 28, 2004, that court issued a judgment directing the State to pay San Diego County $3.4 million within 180 days, including interest. This order resolves this litigation.

     The Commission has taken the position that it would be bound to apply the holding of the San Diego case to any new claim for prospective relief brought by any county as a "test claim." Currently, there is a test claim pending before the Commission that was filed by the County of San Bernardino, relating to the same mandate (Medically Indigent Adults, 01-TC-26 County of San Bernardino, Claimant, Statutes 1982, Chapters 328 and 1594). The amount demanded in the claim for unreimbursed costs for fiscal year 2000-2001 is just over $9.2 million.

     The County of San Diego case, together with a test claim on the same subject filed by the County of San Bernardino, poses a potential for a negative impact on the General Fund in the amount of the unreimbursed costs for all similarly situated claimants, as determined by the Commission. Certain estimates of the annual cost of the services rendered by all counties to MIAs exceed $4 billion. How much of that will be determined to be "unreimbursed" to the counties by the State is unknown. Currently the counties receive approximately $1.3 billion in vehicle license fee revenue and $2.3 billion in sales tax revenue to fund various social services, public health and mental health programs which include the programs that provide services to MIAs.

     The determination of how much of the MIA mandate is "unreimbursed" is likely to be impacted by the fact that the vehicle license fee revenue now available to counties may be terminated as a result of the San Diego decision. In 1991 the Legislature increased the vehicle license fee and dedicated a portion of it to cover costs incurred by the counties for various social programs, including the cost of caring for MIAs. This legislation includes so-called "poison pill" provisions that, by their terms, eliminate the counties' vehicle license fee revenue source if a final appellate court decision holds that the legislation transferring responsibility for providing services to MIAs from the State to the counties established a reimbursable state mandate. Related 1991 legislation also authorized the sales tax increment from which the counties pay, among other costs, the cost of caring for MIAs, and established "poison pill" provisions relating to that sale tax increment. These "poison pill" provisions provide that, in the event a final appellate court decision holds that the legislation transferring responsibility for providing services to MIAs from the State to the counties established a reimubursable state mandate, the sales tax increment revenues are to be paid to the General Fund. This could increase the State's Proposition 98 funding guarantee, which, ultimately, could have the effect under certain "poison pill" provisions, of eliminating the sales tax increment.

     RATINGS. Currently, the following ratings for the State's general obligation bonds have been received from Moody's, S&P, and Fitch IBCA, Inc. ("Fitch"):

          FITCH                  MOODY'S                    S&P
          -----                  -------                    ---
            A                       A1                       A

     Presently, the State's rating outlook with Moody's remains negative and its rating with Fitch remains on rating watch -- negative. These ratings apply to the State only and are not indicative of the ratings assigned to local governments, such as counties, cities, school districts and other local agencies. Any explanation of the significance of such ratings may be obtained only from the rating agency furnishing such ratings. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely if, in the judgment of the particular rating agency, circumstances so warrant. The most recent rating information may be obtained from the rating agency furnishing such ratings or through the Treasurer's office of the State.

C. INVESTMENT OBJECTIVE/POLICIES/RESTRICTIONS

     The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

     In addition, for purposes of the following restrictions: (a) an "issuer" of a security is the entity whose assets and revenues are committed to the payment of interest and principal on that particular security, provided that the guarantee of a security will be considered a separate security and provided further that a guarantee of a security shall not be deemed a security issued by the guarantor if the value of all securities guaranteed by the guarantor and owned by the Fund does not exceed 10% of the value of the total assets of the Fund; (b) a "taxable security" is any security the interest on which is subject to federal income tax; and (c) all percentage limitations apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

The Fund will:

     1. Seek to provide as high a level of daily income exempt from federal and California income tax as is consistent with stability of principal and liquidity.

The Fund MAY NOT:

     1.   Invest in common stock.

     2. Write, purchase or sell puts, calls, or combinations thereof, except that it may acquire rights to resell Municipal Obligations at an agreed upon price and at or within an agreed upon time.

     3. Invest 25% or more of the value of its total assets in taxable securities of issuers in any one industry (industrial development and pollution control bonds are grouped into industries based upon the business in which the issuers of such obligations are engaged). This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or to Municipal Obligations, including those issued by the State of California or its political subdivisions, or to domestic bank obligations.


     4. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or trustee of the Fund or of the Investment Adviser owns more than 1/2 of 1% of the outstanding securities of the issuer, and the officers and trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of the issuer.

     5. Purchase or sell real estate or interests therein, although the Fund may purchase securities secured by real estate or interests therein.

     6.   Purchase or sell commodities or commodity futures contracts.

     7. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of the value of its total assets (not including the amount borrowed).

     8. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings. To meet the requirements of regulations in certain states, the Fund, as a matter of operating policy but not as a fundamental policy, will limit any pledge of its assets to 10% of its net assets so long as shares of the Fund are being sold in those states.

     9. Issue senior securities as defined in the Investment Company Act except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) purchasing any securities on a when-issued or delayed delivery basis; or (b) borrowing money.

     10. Make loans of money or securities, except: (a) by the purchase of debt obligations in which the Fund may invest consistent with its investment objective and policies; and (b) by investment in repurchase agreements.

     11.  Make short sales of securities.

     12. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of purchases of portfolio securities.

      13. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

     14. Invest for the purpose of exercising control or management of any other issuer.

     15. Purchase oil, gas or other mineral leases, rights or royalty contracts, or exploration or development programs.

     16. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

     17. With respect to 75% of its total assets, purchase securities of any issuer if, immediately thereafter, more than 5% of the value of its total assets are in the securities of any one issuer (other than obligations issued, or guaranteed by, the U.S. Government, its agencies or instrumentalities, or by the State of California or its political subdivisions).

     18. With respect to 75% of its total assets, purchase more than 10% of all outstanding taxable debt securities of any one issuer (other than debt securities issued, or guaranteed as to principal and interest by, the U.S. Government, its agencies or instrumentalities).

     Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all of its assets in another mutual fund. The other fund would have substantially the same investment objective and policies as the Fund.


D. DISCLOSURE OF PORTFOLIO HOLDINGS

     The Fund's Board of Trustees and the Investment Adviser have adopted policies and procedures regarding disclosure of portfolio holdings (the "Policy"). Pursuant to the Policy, the Investment Adviser may disclose information concerning Fund portfolio holdings only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the Fund's and the Investment Adviser's fiduciary duties to Fund shareholders. The Investment Adviser may not receive compensation or any other consideration in connection with the disclosure of information about the portfolio securities of the Fund. Consideration includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Investment Adviser or by any affiliated person of the Investment Adviser. Non-public information concerning portfolio holdings may be divulged to third parties only when the Fund has a legitimate business purpose for doing so and the recipients of the information are subject to a duty of confidentiality. Under no circumstances shall current or prospective Fund shareholders receive non-public portfolio holdings information, except as described below.

     The Fund makes available on its public website complete portfolio holdings information quarterly on a calendar quarter basis with a minimum 30 calendar day lag.

     The Fund provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its semiannual and annual reports, and for the first and third fiscal quarter in its filings with the SEC on Form N-Q.

     All other portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is non-public information for purposes of the Policy.

     The Fund may make selective disclosure of non-public portfolio holdings under certain exemptions. Third parties eligible for exemptions currently include, information exchange subscribers, consultants, fund analysts, portfolio analytics services, third-party service providers and mutual fund rating agencies, provided that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the non-public information. Non-public portfolio holdings information may not be disclosed to a third party unless and until the arrangement has been reviewed and approved pursuant to the requirements set forth in the Policy. Subject to the terms and conditions of any agreement between the Investment Adviser or the Fund and the third party recipient, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Fund non-public portfolio holdings information is released, and no lag period shall apply.

     The Investment Adviser may provide interest lists to broker-dealers who execute securities transactions for the Fund without entering into a nondisclosure agreement with the broker-dealers, provided that the interest list satisfies all of the following criteria: (1) the interest list must contain only the cusip numbers and/or ticker symbols of securities held in all registered management investment companies advised by the Investment Adviser or any affiliate of the Investment Adviser (the "MSIM Funds") on an aggregate, rather than a fund-by-fund basis; (2) the interest list must not contain information about the number or value of shares owned by a specified MSIM Fund; (3) the interest list may identify the investment strategy, but not the particular MSIM Funds, to which the list relates; and (4) the interest list may not identify the portfolio manager or team members responsible for managing the MSIM Funds.

     Fund shareholders may elect in some circumstances to redeem their shares of the Fund in exchange for their pro rata share of the securities held by the Fund. Under such circumstances, Fund shareholders may receive a complete listing of the holdings of the Fund up to seven (7) calendar days prior to making the redemption request provided that they represent orally or in writing that they agree to maintain the confidentiality of the portfolio holdings information.

     The Fund may discuss or otherwise disclose performance attribution analyses (i.e., mention the effects of having a particular security in the portfolio(s)) where such discussion is not contemporaneously made public, provided that the particular holding has been disclosed publicly. Additionally, any discussion of the analyses may not be more current than the date the holding was disclosed publicly.

     The Fund may disclose portfolio holdings to transition managers, provided that the Fund has entered into a non-disclosure or confidentiality agreement with the party requesting that the information be provided to the transition manager and the party to the non-disclosure agreement has, in turn, entered into a non-disclosure or confidentiality agreement with the transition manager.

     In addition, persons who owe a duty of trust or confidence to the Investment Adviser or the Fund (such as legal counsel) may receive non-public portfolio holdings information without entering into a nondisclosure agreement.

     The Investment Adviser and/or the Fund have entered into ongoing arrangements to make available public and/or non-public information about the Fund's portfolio securities. Provided that the recipient of the information falls into one or more of the categories listed below, and the recipient has entered into a nondisclosure agreement with the Fund, or owes a duty of trust or confidence to the Investment Adviser or the Fund, the recipient may receive portfolio holdings information pursuant to such agreement without obtaining pre-approval from either the Portfolio Holdings Review Committee ("PHRC") or the Fund's Board of Trustees. In all such instances, however, the PHRC will be responsible for reporting to the Fund's Board of Trustees, or designated Committee thereof, material information concerning the ongoing arrangements at each Board's next regularly scheduled Board meeting. Categories of parties eligible to receive information pursuant to such ongoing arrangements include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers, service providers and asset allocators.

     The Investment Adviser and/or the Fund currently have entered into ongoing arrangements with the following parties:



NAME                                             INFORMATION DISCLOSED               FREQUENCY(1)                LAG TIME
------------------------------------------  --------------------------------  -------------------------  ------------------------
SERVICE PROVIDERS
Institutional Shareholder Services (ISS)    Complete portfolio                Twice a month              (2)
(proxy voting agent)(*)                     holdings

FT Interactive Data Pricing Service         Complete portfolio                As needed                  (2)
Provider(*)                                 holdings

FUND RATING AGENCIES
Lipper(*)                                   Complete portfolio                Quarterly basis            Approximately 30 days
                                            holdings                                                     after quarter end

Morningstar(**)                             Complete portfolio                Quarterly basis            Approximately 30 days
                                            holdings                                                     after quarter end

Standard & Poor's(*)                        Complete portfolio                Quarterly basis            Approximately 15 day lag
                                            holdings

CONSULTANTS AND ANALYSTS
Americh Massena & Associates, Inc.(*)       Top Ten and Complete              Quarterly basis(5)         Approximately 10-12 days
                                            portfolio holdings                                           after quarter end

Bloomberg(**)                               Complete portfolio                Quarterly basis            Approximately 30 days
                                            holdings                                                     after quarter end

Callan Associates(*)                        Top Ten and Complete              Monthly and quarterly      Approximately 10-12 days
                                            portfolio holdings                basis, respectively(5)     after month/quarter end

Cambridge Associates(*)                     Top Ten and Complete              Quarterly basis(5)         Approximately 10-12 days
                                            portfolio holdings                                           after quarter end

CTC Consulting, Inc.(**)                    Top Ten and Complete              Quarterly basis            Approximately 15 days
                                            portfolio holdings                                           after quarter end and
                                                                                                         approximately 30 days after
                                                                                                         quarter end, respectively

Fund Evaluation Group(**)                   Top Ten portfolio holdings(3)     Quarterly basis            At least 15 days after
                                                                                                         quarter end

Jeffrey Slocum & Associates(*)              Complete portfolio                Quarterly basis(5)         Approximately 10-12 days
                                            holdings(4)                                                  after quarter end

Hammond Associates(**)                      Complete portfolio                Quarterly basis            At least 30 days after
                                            holdings(4)                                                  quarter end

Hartland & Co.(**)                          Complete portfolio                Quarterly basis            At least 30 days after
                                            holdings(4)                                                  quarter end

Hewitt Associates(*)                        Top Ten and Complete              Monthly and quarterly      Approximately 10-12 days
                                            portfolio holdings                basis, respectively(5)     after month/quarter end

Mobius(**)                                  Top Ten portfolio holdings(3)     Monthly basis              At least 15 days after
                                                                                                         month end

Nelsons(**)                                 Top Ten holdings(3)               Quarterly basis            At least 15 days after
                                                                                                         quarter end

Prime Buchholz & Associates, Inc.(**)       Complete portfolio                Quarterly basis            At least 30 days after
                                            holdings(4)                                                  quarter end

PSN(**)                                     Top Ten holdings(3)               Quarterly basis            At least 15 days after
                                                                                                         quarter end

------------------------------------------  --------------------------------  -------------------------  ------------------------
PFM Asset Management LLC(*)                 Top Ten and Complete              Quarterly basis(5)         Approximately 10-12 days
                                            portfolio holdings                                           after quarter end

Russell Investment Group/Russell/           Top Ten and Complete              Monthly and quarterly      At least 15 days after
  Mellon Analytical Services, Inc.(**)      portfolio holdings                basis                      month end and at least 30
                                                                                                         days after quarter end,
                                                                                                         repectively

Strafford Advisory Group, Inc.(*)           Top Ten portfolio holdings(3)     Quarterly basis(5)         Approximately 10-12 days
                                                                                                         after quarter end

Thompson Financial(**)                      Complete portfolio                Quarterly basis            At least 30 days after
                                            holdings(4)                                                  quarter end

Watershed Investment Consultants,           Top Ten and Complete              Quarterly basis(5)         Approximately 10-12 days
Inc.(*)                                     portfolio holdings                                           after quarter end

Yanni Partners(**)                          Top Ten portfolio holdings(3)     Quarterly basis            At least 15 days after
                                                                                                         quarter end



* This entity has agreed to maintain Fund non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.
** The Fund does not currently have a non-disclosure agreement in place with this entity and therefore the entity can only receive publicly available information.
(1) Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not all).
(2) Information will typically be provided on a real time basis or as soon thereafter as possible.
(3) Full portfolio holdings will also be provided upon request from time to time on a quarterly basis, with at least 30 day lag.
(4) Top Ten portfolio holdings will also be provided upon request from time to time, with at least a 15 day lag.
(5)  This information will also be provided upon request from time to time.
(6) Full portfolio holdings will also be provided upon request from time to time.

     The Fund may also provide Fund portfolio holdings information, as part of its normal business activities, to the Fund's independent registered public accounting firm (as of the Fund's fiscal year end and on an as needed basis), transfer and dividend disbursing agent the Fund's Administrator (on an as needed basis), the Fund's custodian (on an as needed basis), counsel to the Fund (on an as needed basis), counsel to the independent trustees (on an as needed basis) and members of the Board of Trustees (on an as needed basis).

     All selective disclosures of non-public portfolio holdings information made to third parties pursuant to the exemptions set forth in the Policy must be pre-approved by both the PHRC and the Fund's Board of Trustees (or a designated Committee thereof), except for (i) disclosures made to third parties pursuant to ongoing arrangements (discussed above); (ii) disclosures made to third parties pursuant to Special Meetings of the PHRC; (iii) broker-dealer interest lists; (iv) shareholder in-kind distributions; (v) attribution analyses or (vi) in connection with transition managers. The Investment Adviser shall report quarterly to the Board of Trustees (or a designated Committee thereof) information concerning all parties receiving non-public portfolio holdings information pursuant to an exemption. Procedures to monitor the use of such non-public portfolio holdings information may include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Investment Adviser and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the material nonpublic information.

     In no instance may the Investment Adviser or the Fund receive any compensation or consideration in exchange for the portfolio holdings.

     The PHRC is responsible for creating and implementing the Policy and, in this regard, has expressly adopted it. The following are some of the functions and responsibilities of the PHRC:

     (a) The PHRC, which will consist of executive officers of the Fund and the Investment Adviser or their designees, is responsible for establishing portfolio holdings disclosure policies and guidelines and determining how portfolio holdings information will be disclosed on an ongoing basis.

     (b) The PHRC will periodically review and have the authority to amend as necessary the Fund's portfolio holdings disclosure policies and guidelines (as expressed by the Policy).

     (c) The PHRC will meet at least quarterly to (among other matters): (1) address any outstanding issues relating to the Policy; (2) review non-disclosure agreements that have been executed with third parties and determine whether the third parties will receive portfolio holdings information; and (3) generally review the procedures that the Investment Adviser employs to ensure that disclosure of information about portfolio securities is in the best interests of Fund shareholders, including procedures to address conflicts between the interests of Fund shareholders, on the one hand, and those of the Investment Adviser; the Distributor; or any affiliated person of the Fund, the Investment Adviser or the Distributor, on the other.

     (d) Any member of the PHRC may call a Special Meeting of the PHRC to consider whether a third-party may receive non-public portfolio holdings information pursuant to a validly executed nondisclosure agreement. At least three members of the PHRC, or their designees, and one member of the Funds Audit Committee, or his or her designee, shall be present at the Special Meeting in order to constitute a quorum. At any Special Meeting at which a quorum is present, the decision of a majority of the PHRC members present and voting shall be determinative as to any matter submitted to a vote; provided, however, that the Audit Committee member, or his or her designee, must concur in the determination in order for it to become effective.

     (e) The PHRC, or its designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the PHRC, or its designee(s) for a period of at least 6 years. The PHRC, or its designee(s), will report their decisions to the Board of Trustees at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the PHRC during the most recently ended calendar quarter immediately preceding the Board meeting.


III. MANAGEMENT OF THE FUND

A. BOARD OF TRUSTEES


     The Board of Trustees of the Fund oversees the management of the Fund, but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Adviser to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.


     Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.

B. MANAGEMENT INFORMATION


     TRUSTEES AND OFFICERS. The Board of the Fund consists of nine Trustees. These same individuals also serve as directors or trustees for all of the funds advised by the Investment Adviser (the "Retail Funds") and certain of the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the "Institutional Funds"). Seven Trustees have no affiliation or business connection with the Investment Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Investment Adviser's parent company, Morgan Stanley. These are the "non-interested" or "Independent" Trustees. The other two Trustees (the "Management Trustees") are affiliated with the Investment Adviser.

      The Independent Trustees of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of December 31, 2004) and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment advisor that is an affiliated person of the Investment Adviser (including but not limited to Morgan Stanley Investment Management Inc.).

                                                                                              NUMBER OF
                                                                                              PORTFOLIOS
                                                                                               IN FUND
                                POSITION(S)      LENGTH OF                                     COMPLEX
  NAME, AGE AND ADDRESS OF       HELD WITH         TIME        PRINCIPAL OCCUPATION(S) DURING  OVERSEEN    OTHER DIRECTORSHIPS HELD
    INDEPENDENT TRUSTEE          REGISTRANT       SERVED*              PAST 5 YEARS**         BY TRUSTEE           BY TRUSTEE
----------------------------  --------------  --------------  ------------------------------ ------------  ------------------------
Michael Bozic (64)            Trustee         Since           Private Investor; Director or
c/o Kramer Levin                              April 1994      Trustee of the Retail Funds         197      None
Naftalis & Frankel LLP                                        (since April 1994) and the
Counsel to the                                                Institutional Funds (since
Independent Trustees                                          July 2003); formerly Vice
919 Third Avenue                                              Chairman of Kmart Corporation
New York, NY 10022-3902                                       (December 1998-October 2000),
                                                              Chairman and Chief Executive
                                                              Officer of Levitz Furniture
                                                              Corporation (November 1995-
                                                              November 1998) and President
                                                              and Chief Executive Officer of
                                                              Hills Department Stores
                                                              (May 1991-July 1995);
                                                              formerly variously Chairman,
                                                              Chief Executive Officer,
                                                              President and Chief Operating
                                                              Officer (1987-1991) of the
                                                              Sears Merchandise Group of
                                                              Sears, Roebuck & Co.

Edwin J. Garn (72)            Trustee         Since           Consultant; Director or             197      Director of Franklin
1031 N. Chartwell Court                       January         Trustee of the Retail Funds                  Covey (time management
Salt Lake City, UT                            1993            (since January 1993) and the                 systems), BMW Bank of
84111-2215                                                    Institutional Funds (since                   North America, Inc.
                                                              July 2003); member of the Utah               (industrial loan
                                                              Regional Advisory Board of                   corporation); Escrow
                                                              Pacific Corp.; formerly                      Bank USA (industrial
                                                              managing Director of Summit                  loan corporation),
                                                              Ventures LLC (2000-2004)                     United Space Alliance
                                                              United States Senator (R-Utah)               (joint venture between
                                                              (1974-1992) and Chairman,                    Lockheed Martin and the
                                                              Senate Banking Committee                     Boeing Company) and
                                                              (1980-1986), Mayor of Salt                   Nuskin Asia Pacific
                                                              Lake City, Utah (1971-1974),                 (multilevel marketing);
                                                              Astronaut, Space Shuttle                     member of the board of
                                                              Discovery (April 12-19, 1985),               various civic and
                                                              and Vice Chairman, Huntsman                  charitable organizations
                                                              Corporation (chemical
                                                              company).

Wayne E. Hedien (71)          Trustee         Since           Retired; Director or Trustee of     197      Director of The PMI
c/o Kramer Levin                              September       the Retail Funds (since                      Group Inc. (private
Naftalis & Frankel LLP                        1997            September 1997) and the                      mortgage insurance);
Counsel to the                                                Institutional Funds (since                   Trustee and Vice
Independent Trustees                                          July 2003); formerly associated              Chairman of The Field
919 Third Avenue                                              with the Allstate Companies                  Museum of Natural
New York, NY 10022-3902                                       (1966-1994), most recently as                History; director of
                                                              Chairman of The Allstate                     various other business
                                                              Corporation (March 1993-                     and charitable
                                                              December 1994) and Chairman and              organizations.
                                                              Chief Executive Officer of its
                                                              wholly owned subsidiary,
                                                              Allstate Insurance Company
                                                              (July 1989-December 1994).


----------
* This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.


** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds, as applicable.

                                                                                              NUMBER OF
                                                                                              PORTFOLIOS
                                                                                               IN FUND
                                POSITION(S)      LENGTH OF                                     COMPLEX
  NAME, AGE AND ADDRESS OF       HELD WITH         TIME        PRINCIPAL OCCUPATION(S) DURING  OVERSEEN    OTHER DIRECTORSHIPS HELD
    INDEPENDENT TRUSTEE          REGISTRANT       SERVED*              PAST 5 YEARS**         BY TRUSTEE           BY TRUSTEE
----------------------------  --------------  --------------  ------------------------------ ------------  ------------------------
Dr. Manuel H. Johnson (56)    Trustee         Since           Senior Partner, Johnson Smick       197      Director of NVR, Inc.
c/o Johnson Smick                             July 1991       International, Inc., a                       (home construction);
International, Inc.                                           consulting firm; Chairman of                 Director of KFX Energy;
2099 Pennsylvania                                             the Audit Committee and                      Director of RBS Greenwich
Avenue, N.W.                                                  Director or Trustee of the                   Capital Holdings
Suite 950                                                     Retail Funds (since July 1991)               (financial holding
Washington, D.C. 20006                                        and the Institutional Funds                  company).
                                                              (since July 2003); Co-Chairman
                                                              and a founder of the Group of
                                                              Seven Council (G7C), an
                                                              international economic
                                                              commission; formerly Vice
                                                              Chairman of the Board of
                                                              Governors of the Federal
                                                              Reserve System and Assistant
                                                              Secretary of the U.S. Treasury.

Joseph J. Kearns (62)         Trustee         Since           President, Kearns & Associates      198      Director of Electro Rent
c/o Kearns &                                  July 2003       LLC (investment                              Corporation (equipment
Associates LLC                                                consulting); Deputy                          leasing), The Ford
PMB754                                                        Chairman of the Audit                        Family Foundation, and
23852 Pacific                                                 Committee and Director or                    the UCLA Foundation.
Coast Highway                                                 Trustee of the Retail Funds
Malibu, CA 90265                                              (since July 2003) and the
                                                              Institutional Funds (since
                                                              August 1994); previously Chairman
                                                              of the Audit Committee of the
                                                              Institutional Funds (October
                                                              2001-July 2003); formerly
                                                              CFO of the J. Paul Getty Trust.

Michael E. Nugent (68)        Trustee         Since           General Partner of Triumph          197      Director of various
c/o Triumph Capital, L.P.                     July 1991       Capital, L.P., a private                     business organizations.
445 Park Avenue                                               investment partnership;
New York, NY 10022                                            Chairman of the Insurance
                                                              Committee and Director or
                                                              Trustee of the Retail Funds
                                                              (since July 1991) and the
                                                              Institutional Funds (since
                                                              July 2001); formerly Vice
                                                              President, Bankers Trust
                                                              Company and BT Capital
                                                              Corporation (1984-1988).

Fergus Reid (72)              Trustee         Since           Chairman of Lumelite Plastics       198      Trustee and Director of
c/o Lumelite Plastics                         July 2003       Corporation; Chairman of the                 certain investment
Corporation                                                   Governance Committee and                     companies in the
85 Charles Colman Blvd.                                       Director or Trustee of the                   JPMorgan Funds complex
Pawling, NY 12564                                             Retail Funds (since July 2003)               managed by J.P. Morgan
                                                              and the Institutional Funds                  Investment Management
                                                              (since June 1992).                           Inc.


----------
* This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds, as applicable.

     The Trustees who are affiliated with the Investment Adviser or affiliates of the Investment Adviser (as set forth below) and executive officers of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Management Trustee (as of December 31, 2004) and the other directorships, if any, held by the Trustee, are shown below.



                                                                                              NUMBER OF
                                                                                              PORTFOLIOS
                                                                                               IN FUND
                                                                                               COMPLEX
                                POSITION(S)      LENGTH OF                                   OVERSEEN BY
  NAME, AGE AND ADDRESS OF       HELD WITH         TIME        PRINCIPAL OCCUPATION(S) DURING MANAGEMENT   OTHER DIRECTORSHIPS HELD
     MANAGEMENT TRUSTEE         REGISTRANT        SERVED*               PAST 5 YEARS**          TRUSTEE           BY TRUSTEE
----------------------------  --------------  --------------  ------------------------------ ------------  ------------------------
Charles A. Fiumefreddo (71)   Chairman        Since           Chairman and Director or            197      None.
c/o Morgan Stanley Trust      of the          July 1991       Trustee of the Retail Funds
Harborside Financial Center,  Board                           (since July 1991) and the
Plaza Two,                    and                             Institutional Funds (since
Jersey City, NJ 07311         Trustee                         July 2003); formerly Chief
                                                              Executive Officer of the
                                                              Retail Funds (until September
                                                              2002).

James F. Higgins (57)         Trustee         Since           Director or Trustee of the          197      Director of AXA
c/o Morgan Stanley Trust                      July 1991       Retail Funds (since June 2000)               Financial, Inc. and The
Harborside Financial Center,                                  and the Institutional Funds                  Equitable Life Assurance
Plaza Two,                                                    (since July 2003); Senior                    Society of the United
Jersey City, NJ 07311                                         Advisor of Morgan Stanley                    States (financial
                                                              (since August 2000); Director of             services).
                                                              the Distributor and Dean
                                                              Witter Realty Inc.; previously
                                                              President and Chief Operating
                                                              Officer of the Private Client
                                                              Group of Morgan Stanley (May
                                                              1999-August 2000), and
                                                              President and Chief Operating
                                                              Officer of Individual
                                                              Securities of Morgan Stanley
                                                              (February 1997-May 1999).


----------
* This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds, as applicable.


                                POSITION(S)         LENGTH OF
  NAME, AGE AND ADDRESS OF      HELD WITH             TIME           PRINCIPAL OCCUPATION(S) DURING
      EXECUTIVE OFFICER         REGISTRANT           SERVED*                 PAST 5 YEARS**
----------------------------  --------------  --------------------  -------------------------------
Mitchell M. Merin (51)        President       Since May 1999        President and Chief Operating
1221 Avenue of the Americas                                         Officer of Morgan Stanley
New York, NY 10020                                                  Investment Management Inc.;
                                                                    President, Director and Chief
                                                                    Executive Officer of the
                                                                    Investment Adviser and the
                                                                    Administrator; Chairman and
                                                                    Director of the Distributor;
                                                                    Chairman and Director of the
                                                                    Transfer Agent; Director of
                                                                    various Morgan Stanley
                                                                    subsidiaries; President of the
                                                                    Institutional Funds (since
                                                                    July 2003) and President of
                                                                    the Retail Funds (since May
                                                                    1999); Trustee (since July
                                                                    2003) and President (since
                                                                    December 2002) of the Van
                                                                    Kampen Closed-End Funds;
                                                                    Trustee (since May 1999) and
                                                                    President (since October 2002)
                                                                    of the Van Kampen Open-End
                                                                    Funds.


----------

 * This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds, as applicable.

                                POSITION(S)         LENGTH OF
  NAME, AGE AND ADDRESS OF      HELD WITH             TIME           PRINCIPAL OCCUPATION(S) DURING
      EXECUTIVE OFFICER         REGISTRANT           SERVED*                PAST 5 YEARS**
----------------------------  --------------  --------------------  -------------------------------
Ronald E. Robison (66)        Executive Vice  Since April 2003      Principal Executive Officer of
1221 Avenue of the Americas   President and                         funds in the Fund Complex
New York, NY 10020            Principal                             since May 2003; Managing
                              Executive                             Director of Morgan Stanley &
                              Officer                               Co. Incorporated, Morgan
                                                                    Stanley Investment Management
                                                                    Inc. and Morgan Stanley;
                                                                    Managing Director, Chief
                                                                    Administrative Officer and
                                                                    Director of the Investment
                                                                    Adviser and the Administrator;
                                                                    Director of the Transfer
                                                                    Agent; Managing Director and
                                                                    Director of the Distributor;
                                                                    Executive Vice President and
                                                                    Principal Executive Officer of
                                                                    the Institutional Funds (since
                                                                    July 2003) and the Retail
                                                                    Funds (since April 2003);
                                                                    Director of Morgan Stanley
                                                                    SICAV (since May 2004);
                                                                    previously President and
                                                                    Director of the Retail Funds
                                                                    (March 2001-July 2003) and
                                                                    Chief Global Operations
                                                                    Officer and Managing Director
                                                                    of Morgan Stanley Investment
                                                                    Management Inc.

Joseph J. McAlinden (62)      Vice President  Since July 1995       Managing Director and Chief
1221 Avenue of the Americas                                         Investment Officer of the
New York, NY 10020                                                  Investment Adviser and Morgan
                                                                    Stanley Investment Management
                                                                    Inc.; Director of the Transfer
                                                                    Agent; Chief Investment
                                                                    Officer of the Van Kampen
                                                                    Funds; Vice President of the
                                                                    Institutional Funds (since
                                                                    July 2003) and the Retail
                                                                    Funds (since July 1995).

Barry Fink (50)               Vice President  Since February 1997   General Counsel (since May
1221 Avenue of the Americas                                         2000) and Managing Director
New York, NY 10020                                                  (since December 2000) of
                                                                    Morgan Stanley Investment
                                                                    Management; Managing Director
                                                                    (since December 2000),
                                                                    Secretary (since February
                                                                    1997) and Director of the
                                                                    Investment Adviser and the
                                                                    Administrator; Vice President
                                                                    of the Retail Funds; Assistant
                                                                    Secretary of Morgan Stanley
                                                                    DW; Vice President of the
                                                                    Institutional Funds (since
                                                                    July 2003); Managing Director,
                                                                    Secretary and Director of the
                                                                    Distributor; previously
                                                                    Secretary (February 1997-July
                                                                    2003) and General Counsel
                                                                    (February 1997-April 2004) of
                                                                    the Retail Funds; Vice
                                                                    President and Assistant
                                                                    General Counsel of the
                                                                    Investment Adviser and the
                                                                    Administrator (February
                                                                    1997-December 2001).

Amy R. Doberman (43)          Vice President  Since July 2004       Managing Director and General
1221 Avenue of the Americas                                         Counsel, U.S. Investment
New York, NY 10020                                                  Management; Managing Director
                                                                    of Morgan Stanley Investment
                                                                    Management Inc. and the
                                                                    Investment Adviser; Vice
                                                                    President of the Institutional
                                                                    and Retail Funds (since July
                                                                    2004); Vice President of the
                                                                    Van Kampen Funds (since August
                                                                    2004); previously, Managing
                                                                    Director and General Counsel
                                                                    -- Americas, UBS Global Asset
                                                                    Management (July 2000-July
                                                                    2004) and General Counsel,
                                                                    Aeltus Investment Management,
                                                                    Inc. (January 1997-July 2000).

Carsten Otto (41)             Chief           Since October 2004    Executive Director and U.S.
1221 Avenue of the Americas   Compliance                            Director of Compliance for
New York, NY 10020            Officer                               Morgan Stanley Investment
                                                                    Management (since October
                                                                    2004); Executive Director of
                                                                    the Investment Adviser and
                                                                    Morgan Stanley Investment
                                                                    Management Inc.; formerly
                                                                    Assistant Secretary and
                                                                    Assistant General Counsel of
                                                                    the Morgan Stanley Retail
                                                                    Funds.

Stefanie V. Chang (38)        Vice President  Since July 2003       Executive Director of Morgan
1221 Avenue of the Americas                                         Stanley & Co. Incorporated,
New York, NY 10020                                                  Morgan Stanley Investment
                                                                    Management Inc. and the
                                                                    Investment Adviser; Vice
                                                                    President of the Institutional
                                                                    Funds (since December 1997)
                                                                    and the Retail Funds (since
                                                                    July 2003); formerly practiced
                                                                    law with the New York law firm
                                                                    of Rogers & Wells (now
                                                                    Clifford Chance US LLP).


----------

* This is the earliest date the Officer began serving the Retail Funds. Each Officer serves an indefinite term, until his or her successor is elected.

** The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds, as applicable.

                                POSITION(S)         LENGTH OF
  NAME, AGE AND ADDRESS OF      HELD WITH             TIME           PRINCIPAL OCCUPATION(S) DURING
      EXECUTIVE OFFICER         REGISTRANT           SERVED*                PAST 5 YEARS**
----------------------------  --------------  --------------------  -------------------------------
Francis J. Smith (39)         Treasurer and   Treasurer since       Executive Director of the
c/o Morgan Stanley Trust      Chief           July 2003 and Chief   Investment Adviser and the
Harborside Financial Center,  Financial       Financial Officer     Administrator (since December
Plaza Two,                    Officer         since                 2001); previously, Vice
Jersey City, NJ 07311                         September 2002        President of the Retail Funds
                                                                    (September 2002-July 2003),
                                                                    Vice President of the
                                                                    Investment Adviser and Morgan
                                                                    Stanley Services (August 2000
                                                                    -November 2001) and Senior
                                                                    Manager at
                                                                    PricewaterhouseCoopers LLP
                                                                    (January 1998-August 2000).

Thomas F. Caloia (59)         Vice President  Since July 2003       Executive Director (since
c/o Morgan Stanley Trust                                            December 2002) and Assistant
Harborside Financial Center,                                        Treasurer of the Investment
Plaza Two,                                                          Adviser, the Distributor and
Jersey City, NJ 07311                                               the Administrator; previously
                                                                    Treasurer of the Retail Funds
                                                                    (April 1989-July 2003);
                                                                    formerly First Vice President
                                                                    of the Investment Adviser, the
                                                                    Distributor and the
                                                                    Administrator.

Mary E. Mullin (38)           Secretary       Since July 2003       Executive Director of Morgan
1221 Avenue of the Americas                                         Stanley & Co. Incorporated,
New York, NY 10020                                                  Morgan Stanley Investment
                                                                    Management Inc. and the
                                                                    Investment Adviser; Secretary
                                                                    of the Institutional Funds
                                                                    (since June 1999) and the
                                                                    Retail Funds (since July
                                                                    2003); formerly practiced law
                                                                    with the New York law firms of
                                                                    McDermott, Will & Emery and
                                                                    Skadden, Arps, Slate, Meagher
                                                                    & Flom LLP.


----------

* This is the earliest date the Officer began serving the Retail Funds. Each Officer serves an indefinite term, until his or her successor is elected.

** The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds, as applicable.

     In addition, the following individuals who are officers of the Investment Adviser or its affiliates serve as assistant secretaries of the Fund: Lou Anne
D. McInnis, Joseph Benedetti, Daniel Burton, Marilyn K. Cranney, Joanne Doldo, Tara A. Farrelly, Alice J. Gerstel, Edward J. Meehan, Elisa Mitchell, Elizabeth Nelson, Debra Rubano, Rita Rubin and Sheldon Winicour.

     For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Investment Adviser, Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP) for the calendar year ended December 31, 2004 is shown below.



                                                                               AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                                ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                              DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND     BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
     NAME OF TRUSTEE                   (AS OF DECEMBER 31, 2004)                           (AS OF DECEMBER 31, 2004)
----------------------------  ---------------------------------------------  ---------------------------------------------------
INDEPENDENT:

Michael Bozic                                      None                                            over $100,000

Edwin J. Garn                                      None                                            over $100,000

Wayne E. Hedien                                    None                                            over $100,000

Dr. Manuel H. Johnson                              None                                            over $100,000

Joseph J. Kearns(1)                                None                                            over $100,000

Michael E. Nugent                                  None                                            over $100,000

Fergus Reid(1)                                     None                                            over $100,000

INTERESTED:

Charles A. Fiumefreddo                             None                                            over $100,000

James F. Higgins                                   None                                            over $100,000


----------

(1) Includes the total amount of compensation deferred by the Trustee at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan. As of December 31, 2004, Messrs. Kearns and Reid had deferred a total of $584,856 and $667,002, respectively, pursuant to the deferred compensation plan.

     As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

     INDEPENDENT TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Retail Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Retail Funds' boards, such individuals may reject other attractive assignments because the Retail Funds make substantial demands on their time. All of the Independent Trustees serve as members of the Audit Committee. In addition, three Trustees, including two Independent Trustees, serve as members of the Insurance Committee, and three Independent Trustees serve as members of the Governance Committee.

     The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Retail Funds have a Rule 12b-1 plan.

     The Board of Trustees has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm's duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board. The Fund has adopted a formal, written Audit Committee Charter. During the Fund's fiscal year ended December 31, 2004, the Audit Committee held meetings.

     The members of the Audit Committee of the Fund are currently Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael
E. Nugent and Fergus Reid. None of the members of the Fund's Audit Committee is an "interested person", as defined under the Investment Company Act, of the Fund. Each Independent Trustee is also "independent" from the Fund under the listing standards of the New York Stock Exchange, Inc. (NYSE). The current Chairman of the Audit Committee of the Fund is Dr. Manuel H. Johnson.

     The Board of Trustees of the Fund also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Trustees on the Fund's Board and on committees of such Board and recommends such qualified individuals for nomination by the Fund's Independent Trustees as candidates for election as Independent Trustees, advises the Fund's Board with respect to Board composition, procedures and committees, develops and recommends to the Fund's Board a set of corporate governance principles applicable to the Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund's Board of Trustees and any Board committees and oversees periodic evaluations of the Fund's Board and its committees. The members of the Governance Committee of the Fund are currently Michael Bozic, Edwin J. Garn and Fergus Reid, each of whom is an Independent Trustee. The current Chairman of the Governance Committee is Fergus Reid. During the Fund's fiscal year ended December 31, 2004, the Governance Committee held meetings.

     The Fund does not have a separate nominating committee. While the Fund's Governance Committee recommends qualified candidates for nominations as Independent Trustees, the Board of Trustees of the Fund believes that the task of nominating prospective Independent Trustees is important enough to require the participation of all current Independent Trustees, rather than a separate committee consisting of only certain Independent Trustees. Accordingly, each current Independent Trustee (Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael E. Nugent and Fergus Reid) participates in the election and nomination of candidates for election as Independent Trustees for the Fund. Persons recommended by the Fund's Governance Committee as candidates for nomination as Independent Trustees shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund's Board as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below.

     There were   meetings of the Board of Trustees of the Fund held during the fiscal year ended December 31, 2004. The Independent Trustees of the Fund also
met    times during that time, in addition to the    meetings of the full Board.

     Finally, the Board has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. Messrs. Nugent and Hedien are Independent Trustees. During the Fund's fiscal year ended December 31, 2004,
the Insurance Committee held     meetings. Messrs. Nugent and Hedien are
Independent Trustees.

     ADVANTAGES OF HAVING SAME INDIVIDUALS AS TRUSTEES FOR THE RETAIL FUNDS AND INSTITUTIONAL FUNDS. The Independent Trustees and the Fund's management believe that having the same Independent Trustees for each of the Retail Funds and Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Retail Funds and Institutional Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Retail Funds and Institutional Funds.

     TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, Officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, Officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, Officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

     SHAREHOLDER COMMUNICATIONS. Shareholders may send communications to the Fund's Board of Trustees. Shareholders should send communications intended for the Fund's Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for each Trustee previously noted. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.


C. COMPENSATION


     Each Independent Trustee receives an annual retainer fee of $168,000 for serving the Retail Funds and the Institutional Funds. In addition, each Independent Trustee receives $2,000 for attending each of the four quarterly board meetings and two performance meetings that occur each year, so that an Independent Trustee who attended all six meetings would receive total compensation of $180,000 for serving the funds. The Chairman of the Audit Committee receives an additional annual retainer fee of $60,000. Other Committee Chairmen and the Deputy Chairman of the Audit Committee receive an additional annual retainer fee of $30,000. The aggregate compensation paid to each Independent Trustee is paid by the Retail Funds and the Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the funds/portfolios. Mr. Fiumefreddo receives an annual fee for his services as Chairman of the Boards of the Retail Funds and the Institutional Funds and for administrative services provided to each Board.

     The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are employed by the Investment Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee.

     Effective April 1, 2004, the Fund began a Deferred Compensation Plan (the "DC Plan"), which allows each Independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the Plan. At the Trustee's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Trustee and the beneficiaries to the amounts held under the Deferred Compensation Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

     Prior to April 1, 2004, the Institutional Funds maintained a similar Deferred Compensation Plan (the "Prior DC Plan") which also allowed each Independent Trustee to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Trustees throughout the year. The DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the DC Plan (except for amounts due to be paid during the calendar year 2004 which remain subject to the terms of the Prior DC Plan).

     The following table shows aggregate compensation paid to the Fund's Trustees from the Fund for the fiscal year ended December 31, 2004.


                                FUND COMPENSATION


                                                                            AGGREGATE
                                                                           COMPENSATION
NAME OF TRUSTEE                                                            FROM FUND(4)
----------------------------                                               ------------
Michael Bozic(1) (3)
Charles A. Fiumefreddo*(2)
Edwin J. Garn(1) (3)
Wayne E. Hedien(1) (2)
James F. Higgins*
Dr. Manuel H. Johnson(1)
Joseph J. Kearns(1)
Michael E. Nugent(1) (2)
Fergus Reid(1) (3)


----------

* Messrs. Fiumefreddo and Higgins are deemed to be "interested persons" of the Fund as that term is defined in the Investment Company Act.
(1) Member of the Audit Committee. Dr. Johnson is the Chairman of the Audit Committee, and Mr. Kearns is the Deputy Chairman of the Audit Committee.
(2) Member of the Insurance Committee. Mr. Nugent is the Chairman of the Insurance Committee.
(3) Member of the Governance Committee. Mr. Reid is the Chairman of the Governance Committee.
(4) The total amount of deferred compensation (including interest) under the DC Plan and the Prior DC Plan payable or accrued by Mr. Kearns was $_______.

     The following table shows aggregate compensation paid to each of the Fund's Trustees by the Fund Complex (which includes all of the Retail and Institutional Funds) for the calendar year ended December 31, 2004. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this table are presented on a calendar-year basis.


                       CASH COMPENSATION FROM FUND COMPLEX


                                                     NUMBER OF PORTFOLIOS     TOTAL COMPENSATION
                                                     IN THE FUND COMPLEX        FROM THE FUND
                                                    FROM WHICH THE TRUSTEE     COMPLEX PAYABLE
NAME OF TRUSTEE                                      RECEIVED COMPENSATION       TO TRUSTEES
---------------                                    ------------------------  -------------------
Michael Bozic                                                197             $           178,000
Charles A. Fiumefreddo*                                      197                         360,000
Edwin J. Garn                                                197                         178,000
Wayne E. Hedien                                              197                         178,000
James F. Higgins                                             197                               0
Dr. Manuel H. Johnson                                        197                         238,000
Joseph J. Kearns(1)(2)                                       198                         219,903
Michael E. Nugent                                            197                         208,000
Fergus Reid(2)                                               198                         221,376


----------

(1) Includes $76,250 of compensation deferred at the election of Trustee under the DC Plan.

(2) The total amounts of deferred compensation (including interest) under the DC Plan and the Prior DC Plan payable or accrued by Messrs. Kearns and Reid are $584,856 and $667,002, respectively.

     Prior to December 31, 2003, 49 of the Retail Funds (the "Adopting Funds"), including the Fund, had adopted a retirement program under which an Independent Trustee who retired after serving for at least five years as an Independent Trustee of any such fund (an "Eligible Trustee") would have been entitled to retirement payments, based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Director was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Trustee's retirement as shown in the table below.

     The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees, by the Fund for the fiscal year ended December 31, 2004 and the 48 Adopting Funds for the calendar year ended December 31, 2004, and the estimated retirement benefits for the Independent Trustees, from the Fund for the fiscal year ended December 31, 2004 and from the 48 Adopting Funds for each calendar year following retirement. Messrs. Kearns and Reid did not participate in the retirement program.



                                              RETIREMENT BENEFITS ACCRUED                  ESTIMATED ANNUAL BENEFITS
                                                   AS FUND EXPENSES                           UPON RETIREMENT(1)
                                              ---------------------------                  -------------------------
                                                    BY ALL ADOPTING                            FROM ALL ADOPTING
NAME OF INDEPENDENT TRUSTEE     BY THE FUND             FUNDS               FROM THE FUND            FUNDS
----------------------------   -------------  ---------------------------   -------------  -------------------------
Michael Bozic                                          $  19,437                                  $   46,871
Edwin J. Garn                                             28,779                                      46,917
Wayne E. Hedien                                           37,860                                      40,020
Dr. Manuel H. Johnson                                     19,701                                      68,630
Michael E. Nugent                                         35,471                                      61,377


----------
(1) Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Trustee's life.


     In addition, Messrs. Bozic, Garn, Hedien, Johnson and Nugent received a lump sum benefit payment from the liquidation of a Fund in the Plan in 2004 in the amount of $3,639, $6,935, $5,361, $2,915 and $6,951, respectively.


IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


     As of April __, 2005, no shareholder was known to own beneficially or of record as much as 5% of the outstanding shares of the Fund.

     As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.

V. INVESTMENT MANAGEMENT AND OTHER SERVICES


A. INVESTMENT ADVISER AND ADMINISTRATOR

     The Investment Adviser to the Fund is Morgan Stanley Investment Advisors Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New York, NY 10020. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

     Prior to November 1, 2004, pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Adviser, the Fund had retained the Investment Adviser to provide administrative services and to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund paid the Investment Adviser monthly compensation calculated daily by applying the annual rates to the net assets of the Fund determined as of the close of each business day: 0.50% of the portion of the daily net assets not exceeding $500 million; 0.425% of the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.375% of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.35% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.325% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.30% of the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.275% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $3 billion; and 0.25% of the portion of the daily net assets exceeding $3 billion.

     The Board of Trustees of the Fund approved amending and restating, effective November 1, 2004, the Management Agreement to remove the administration services component from the Management Agreement and to reduce the investment advisory fee to the annual rate of 0.45% of the portion of the daily net assets not exceeding $500 million; 0.375% of the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.325% of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.30% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.275% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.25% of the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.225% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $3 billion; and 0.20% of the portion of the daily net assets exceeding $3 billion. The Fund's Investment Adviser will continue to provide investment advisory services under an Amended and Restated Investment Advisory Agreement ("Investment Advisory Agreement"). The administration services previously provided to the Fund by the Investment Adviser will be provided by Morgan Stanley Services Company Inc. ("Administrator"), a wholly-owned subsidiary of the Investment Adviser, pursuant to a separate administration agreement ("Administration Agreement") entered into by the Fund with the Administrator. Such change resulted in a 0.08% reduction in the advisory fee concurrent with the implementation of a 0.08% administration fee pursuant to the new administration agreement. Under the terms of the Administration Agreement, the Administrator will provide the same administrative services previously provided by the Investment Adviser.

     For the fiscal years ended December 31, 2002, 2003 and 2004, the Investment Adviser accrued total compensation under the Prior Management Agreement and the Investment Advisory Agreement in the amount of $1,350,470, $1,257,654 and $ , respectively.

     In approving the advisory agreements, the Board of Trustees, including the Independent Trustees, considered the nature, quality and scope of the services provided by the Investment Adviser; the performance, fees and expenses of the Fund compared to other similar investment companies; the Investment Adviser's expenses in providing the services; the profitability of the Investment Adviser and its affiliated companies and other benefits they derive from their relationship with the Fund; and the extent to which economies of scale are shared with the Fund. The Independent Trustees met with and reviewed reports from third parties about the foregoing factors and changes, if any, in such items since the preceding year's deliberations. In evaluating the reasonableness of the management fee, the Independent Trustees noted that the effective management fee, at the level of assets on November 30, 2003, and the total expense ratio were higher than the Fund's peer group average, although other expenses were lower. They also noted that the management fee schedule included breakpoints. The Independent Trustees evaluated the Fund's performance and noted that total return and income yield were lower than its peer group average for one, three and five year periods. The Trustees discussed with the Investment Adviser the management fee and possible steps to improve performance. The Independent Trustees noted their confidence in the capability and integrity of the senior management and staff of the Investment Adviser and the financial strength of the Investment Adviser and its affiliated companies. The Independent Trustees weighed the foregoing factors in light of the advice given to them by their legal counsel as to the law applicable to the review of investment advisory contracts. Based upon its review, the Board of Trustees, including all of the Independent Trustees, determined, in the exercise of its business judgment, that approval of the advisory agreements was in the best interests of the Fund and its shareholders.

B. PRINCIPAL UNDERWRITER

     The Fund's principal underwriter is the Distributor (which has the same address as the Investment Adviser). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley DW, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.


     The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

     The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.


C. SERVICES PROVIDED BY THE INVESTMENT ADVISER AND THE ADMINISTRATOR

     The Investment Adviser manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Adviser obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

     Under the terms of the Administration Agreement, the Administrator maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, and bookkeeping as the Fund may reasonably require in the conduct of its business. The Administrator also assists in the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent registered public accounting firm and attorneys is, in the opinion of the Investment Adviser, necessary or desirable).The Administrator also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

     Expenses not expressly assumed by the Investment Adviser under the Investment Advisory Agreement or by the Administrator under the Administration Agreement or by the Distributor, will be paid by the Fund. These expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Adviser or any corporate affiliate of the Investment Adviser; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Adviser (not including compensation or expenses of attorneys who are employees of the Investment Adviser); fees and expenses of the Fund's independent registered public accounting firm; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation.

     The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Adviser is not liable to the Fund or any of its investors for any act or omission by the Investment Adviser or for any losses sustained by the Fund or its investors.

     The Investment Advisory Agreement will remain in effect from year to year thereafter, provided continuance of the Investment Advisory Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Independent Trustees.

     The Administration Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Administrator is not liable to the Fund or any of its investors for any act or omission by the Administrator or for any losses sustained by the Fund or its investors. The Administration Agreement will continue unless terminated by either party by written notice delivered to the other party within 30 days.


D. RULE 12b-1 PLAN

     In accordance with a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act between the Fund and the Distributor, the Distributor provides certain services in connection with the promotion of sales of Fund shares (the "Plan").

     The Plan provides that the Distributor bears the expense of all promotional and distribution related activities on behalf of the Fund, except for expenses that the Trustees determine to reimburse, as described below. The following activities and services may be provided by the Distributor under the Plan: (1) compensation to and expenses of Morgan Stanley DW's and other selected Broker-Dealers' Financial Advisors and other employees, including overhead and telephone expenses; (2) sales incentives and bonuses to sales representatives and to marketing personnel in connection with promoting sales of the Fund's shares; (3) expenses incurred in connection with promoting sales of the Fund's shares; (4) preparing and distributing sales literature; and (5) providing advertising and promotional activities, including direct mail solicitation and television, radio, newspaper, magazine and other media advertisements.


     Morgan Stanley DW Financial Advisors are paid an annual residual commission, currently a residual of up to 0.15% of the current value of the respective accounts for which they are the Financial Advisors of record. The residual is a charge which reflects residual commissions paid by Morgan Stanley DW to its Financial Advisors and Morgan Stanley DW's expenses associated with the servicing of shareholders' accounts, including the expenses of operating Morgan Stanley DW's branch offices in connection with the servicing of shareholders' accounts, which expenses include lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies and other expenses relating to branch office serving of shareholder accounts.

     The Fund is authorized to reimburse specific expenses incurred or to be incurred in promoting the distribution of the Fund's shares. Reimbursement is made through payments at the end of each month.

The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.15 of 1% of the Fund's average daily net assets during the month. No interest or other financing charges will be incurred for which reimbursement payments under the Plan will be made. In addition, no interest charges, if any, incurred on any distribution expense incurred by the Distributor or other selected dealers pursuant to the Plan, will be reimbursable under the Plan. In the case of all expenses other than expenses representing a residual to Financial Advisors, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including a majority of the Independent 12b-1 Trustees. Expenses representing a residual to Financial Advisors may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be expended by the Fund, the Investment Adviser provides and the Trustees review a quarterly budget of projected incremental distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's shares.

     The Fund reimbursed $         to the Distributor pursuant to the Plan which
amounted to          of the Fund's average daily net assets for the fiscal year ended December 31, 2004. Based upon the total amounts spent by the Distributor during the period, it is estimated that the amount paid by the Fund to the Distributor for distribution was spent in approximately the following ways: (i) advertising -- $0; (ii) printing and mailing Prospectuses to other than current shareholders -- $0; (iii) compensation to underwriters -- $0; (iv) compensation to dealers -- $0; (v) compensation to sales personnel -- $0; and (vi) other, which includes payments to Morgan Stanley DW for expenses substantially all of which relate to compensation of sales personnel and other associated overhead
expenses -- $       . No payments under the Plan were made for interest,
carrying or other financing charges.


     Under the Plan, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

     Under the Plan, the Distributor provides the Fund, for review by the Trustees, and the Trustees review, promptly after the end of each calendar quarter, a written report regarding the incremental distribution expenses incurred on behalf of the Fund during such calendar quarter, which report includes (1) an itemization of the types of expenses and the purposes therefore;
(2) the amounts of such expenses; and (3) a description of the benefits derived by the Fund. In the Trustees' quarterly review of the Plan they consider its continued appropriateness and the level of compensation provided therein.


     No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Adviser, Morgan Stanley DW, Morgan Stanley Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.


     On an annual basis, the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the most recent continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to implement the Fund's method and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the reimbursement of distribution and account maintenance expenses of Morgan Stanley DW's branch offices made possible by the 12b-1 fees, Morgan Stanley DW could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders.

     The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the Fund, and all material amendments to the Plan must also be approved by the Trustees. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

E. OTHER SERVICE PROVIDERS

(1) TRANSFER AGENT/DIVIDEND-PAYING AGENT

     Morgan Stanley Trust is the transfer agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, NJ 07311.


(2) CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Bank of New York, 100 Church Street, New York, NY 10286, is the Custodian for the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.

                                , is the independent registered public
accounting firm of the Fund. The Fund's independent registered public accounting firm is responsible for auditing the annual financial statements.


(3) AFFILIATED PERSONS


     The Transfer Agent is an affiliate of the Investment Adviser and the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.


F. CODES OF ETHICS


     The Fund, the Investment Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls, including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.

G. PROXY VOTING POLICY AND PROXY VOTING RECORD

     The Board of Trustees believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the Investment Adviser. The following is a summary of the Investment Adviser's Proxy Voting Policy ("Policy").

     The Investment Adviser uses its best efforts to vote proxies on securities held in the Fund as part of its authority to manage, acquire and dispose of Fund assets. In this regard, the Investment Adviser has formed a Proxy Voting Committee ("Committee") comprised of senior investment professionals that is responsible for creating and implementing the Policy. The Committee meets monthly but may meet more frequently as conditions warrant. The Policy provides that the Investment Adviser will generally vote proxies in accordance with pre-determined guidelines contained in the Policy. The Investment Adviser may vote in a manner that is not consistent with the pre-determined guidelines, provided that the vote is approved by the Committee.

     The Policy provides that, unless otherwise determined by the Committee, votes will be cast in the manner described below:

     -  Routine proposals will be voted in support of management.

     - With regard to the election of directors, where no conflict exists and where no specific governance deficiency has been noted, votes will be cast in support of management's nominees.

     - The Investment Adviser will vote in accordance with management's recommendation with respect to certain non-routine proposals (i.e., reasonable capitalization changes, stock repurchase programs, stock splits, certain compensation-related matters, certain anti-takeover measures, etc.) which potentially may have a substantive financial or best interest impact on a shareholder.

     - The Investment Adviser will vote against certain non-routine proposals (i.e., unreasonable capitalization changes, establishment of cumulative voting rights for the election of directors, requiring supermajority shareholder votes to amend by-laws, indemnification of auditors, etc.) which potentially may have a substantive financial or best interest impact on a shareholder (notwithstanding management support).

     - The Investment Adviser will vote in its discretion with respect to certain non-routine proposals (i.e., mergers, acquisitions, take-overs, spin-offs, etc.) which may have a substantive financial or best interest impact on an issuer.

     - The Investment Adviser will vote for certain shareholder proposals it believes call for reasonable charter provisions or corporate governance practices (i.e., requiring auditors to attend annual shareholder meetings, requiring that members of compensation, nominating and audit committees be independent, requiring diversity of board membership relating to broad based social, religious or ethnic groups, reducing or eliminating supermajority voting requirements, etc).

     - The Investment Adviser will vote against certain shareholder proposals it believes call for unreasonable charter provisions or corporate governance practices (i.e., proposals to declassify boards, proposals to require company's to prepare reports that are costly to provide or that would require duplicative efforts or expenditure that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders, proposals requiring inappropriate endorsements or corporate actions, etc.)

     - Certain other shareholder proposals (i.e., proposals that limit the tenure of directors, proposals that limit golden parachutes, proposals requiring directors to own large amounts of company stock to be eligible for election, proposals that limit retirement benefits or executive compensation, etc.) generally are evaluated by the Committee based on the nature of the proposal and the likely impact on shareholders.

CONFLICTS OF INTEREST

     If the Committee determines that an issue raises a material conflict of interest, or gives rise to a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict in question.

THIRD PARTIES

     To assist the Investment Adviser in its responsibility for voting proxies, Institutional Shareholder Services ("ISS") has been retained as experts in the proxy voting and corporate governance area. The services provided to the Investment Adviser include in-depth research, global issuer analysis, and voting recommendations. While the Investment Adviser may review and utilize the ISS recommendations in making proxy voting decisions, it is in no way obligated to follow the ISS recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. The Committee carefully monitors and supervises the services provided by the proxy research services.

FURTHER INFORMATION

     A copy of the Policy, as well as the Fund's proxy voting record for the most recent twelve-month period ended June 30, are available (i) without charge on our web site at www.morganstanley.com/funds and (ii) on the SEC's web site at www.sec.gov.

H. REVENUE SHARING

     The Investment Adviser and/or Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to Morgan Stanley DW and certain unaffiliated brokers, dealers or other financial Intermediaries ("Intermediaries") in connection with the sale or retention of Fund shares and/or shareholder servicing. For example, the Investment Adviser or the Distributor may pay additional compensation to Morgan Stanley DW and to Intermediaries for the purpose of promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Fund.

The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Morgan Stanley Funds), amount of assets invested by the Intermediary's customers (which could include current or aged assets of the Fund and/or some or all other Morgan Stanley Funds), the Fund's advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Investment Adviser and/or Distributor. The amount of these payments, as determined from time to time by the Investment Adviser or the Distributor, may be different for different Intermediaries.

     These payments currently include, on sales (except purchases through 401(k) platforms) through Morgan Stanley DW's Partners Program, an amount equal to 0.025% on the value of the Fund shares acquired by exchange from another open-end retail fund and whose shares had been held for a one-year period or more.

     The prospect of receiving, or the receipt of, additional compensation, as described above, by Morgan Stanley DW or other Intermediaries may provide Morgan Stanley DW or other Intermediaries and/or Financial Advisors and other salespersons with an incentive to favor sales of shares of the Fund over other investment options with respect to which Morgan Stanley DW or an Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

     You should review carefully any disclosure by such brokers, dealers or other Intermediaries as to their compensation.

     In addition to the payments described above, Morgan Stanley reports its business segment results utilizing an allocation methodology which reflects the economics of each business segment by representing transactions as if conducted between a Morgan Stanley business segment and an external party. Accordingly, for sales of Money Market Funds, an amount equal to a portion of the Fund's advisory fee is reflected, for financial reporting purposes only, as paid by the Investment Adviser to a Morgan Stanley business segment.


VI. BROKERAGE ALLOCATION AND OTHER PRACTICES

A. BROKERAGE TRANSACTIONS


     Subject to the general supervision of the Trustees, the Investment Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. The Fund expects that the primary market for the securities in which it intends to invest will generally be the over-the-counter market. Securities are generally traded in the over-the-counter market on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. On occasion the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

     During the fiscal years ended December 31, 2002, 2003 and 2004, the Fund paid no such brokerage commissions or concessions.

B. COMMISSIONS

     Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Morgan Stanley DW. The Fund will limit its transactions with Morgan Stanley DW to U.S. government and government agency securities, bank money instruments (i.e. certificates of deposit and bankers' acceptances) and commercial paper (not including tax-exempt municipal paper). The transactions will be effected with Morgan Stanley DW only when the price available from Morgan Stanley DW is better than that available from other dealers.


     During the fiscal years ended December 31, 2002, 2003, and 2004, the Fund did not effect any principal transactions with Morgan Stanley DW.

     Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Adviser by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.

     During the fiscal years ended December 31, 2002, 2003, and 2004 the Fund paid no brokerage commissions to an affiliated broker or dealer.


C. BROKERAGE SELECTION

     The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions.


     The Investment Adviser is prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of advised investment companies.

     In seeking to implement the Fund's policies, the Investment Adviser effects transactions with those brokers and dealers who the Investment Adviser believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Adviser believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Adviser. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Adviser from brokers and dealers may be utilized by the Investment Adviser and any of its asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly.

     The Investment Adviser and certain of its affiliates currently serve as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Investment Adviser and its affiliates to cause purchase and sale transactions to be allocated among clients whose assets they manage (including the Fund) in such manner they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Investment Adviser and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

D. DIRECTED BROKERAGE


     During the fiscal year ended December 31, 2004, the Fund did not pay any brokerage commissions to brokers because of research services provided.


E. REGULAR BROKER-DEALERS


     During the fiscal year ended December 31, 2004, the Fund did not purchase securities issued by brokers or dealers that were among the ten brokers or the ten dealers which executed transactions for or with the Fund in the largest dollar amounts during the year. At December 31, 2004, the Fund did not own any securities issued by any of such issuers. VII. CAPITAL STOCK AND OTHER SECURITIES


     The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges.

     The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the Prospectus.


     The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees. In addition, under certain circumstances, the shareholders may call a meeting to remove the Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.


     Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

     All of the Trustees, except for James F. Higgins, Joseph J. Kearns and Fergus Reid, have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 21, 1997. The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES

A. PURCHASE/REDEMPTION OF SHARES

     Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's PROSPECTUS.

     TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions.

With respect to exchanges, redemptions or repurchases, the Transfer
Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

     The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.

     REDEMPTIONS. A check drawn by a shareholder against his or her account in the Fund constitutes a request for redemption of a number of shares sufficient to provide proceeds equal to the amount of the check. Payment of the proceeds will normally be made on the next business day after receipt by the Transfer Agent of the check in proper form. If a check is presented for payment to the Transfer Agent by a shareholder or payee in person, the Transfer Agent will make payment by means of a check drawn on the Fund's account or, in the case of a shareholder payee, to the shareholder's predesignated bank account, but will not make payment in cash.

     OUTSIDE BROKERAGE ACCOUNTS. If a shareholder wishes to maintain his or her fund account through a brokerage company other than Morgan Stanley DW, he or she may do so only if the Distributor has entered into a selected dealer agreement with that brokerage company. Accounts maintained through a brokerage company other than Morgan Stanley DW may be subject to certain restrictions on subsequent purchases and exchanges. Please contact your brokerage company or the Transfer Agent for more information.

B. OFFERING PRICE

     The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities.

     The Fund utilizes the amortized cost method in valuing its portfolio securities for purposes of determining the net asset value of its shares. The Fund utilizes the amortized cost method in valuing its portfolio securities even though the portfolio securities may increase or decrease in market value, generally in connection with changes in interest rates. The amortized cost method of valuation involves valuing a security at its cost at the time of purchase adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the investment. During such periods, the yield to investors in the Fund may differ somewhat from that obtained in a similar company which uses market-to-market values for all of its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company and existing investors would receive less (more) investment income. The purpose of this method of calculation is to facilitate the maintenance of a constant net asset value per share of $1.00.

     The use of the amortized cost method to value the portfolio securities of the Fund and the maintenance of the per share net asset value of $1.00 is permitted pursuant to Rule 2a-7 of the Investment Company Act (the "Rule") and is conditioned on its compliance with various conditions contained in the Rule including: (a) the Trustees are obligated, as a particular responsibility within the overall duty of care owed to the Fund's shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Fund's investment objectives, to stabilize the net asset value per share as computed for the purpose of distribution and redemption at $1.00 per share;
(b) the procedures include (i) calculation, at such intervals as the Trustees determine are appropriate and as are reasonable in light of current market conditions, of the deviation, if any, between net asset value per share using amortized cost to value portfolio securities and net asset value per share based upon available market quotations with respect to such portfolio securities; (ii) periodic review by the Trustees of the amount of deviation as well as methods used to calculate it; and (iii) maintenance of written records of the procedures, and the Trustees' considerations made pursuant to them and any actions taken upon such consideration; (c) the Trustees should consider what steps should be taken, if any, in the event of a difference of more than 1/2 of 1% between the two methods of valuation; and (d) the Trustees should take such action as they deem appropriate (such as shortening the average portfolio maturity, realizing gains or losses, withholding dividends or, as provided by the Declaration of Trust, reducing the number of outstanding shares of the Fund) to eliminate or reduce to the extent reasonably practicable material dilution or other unfair results to investors or existing shareholders which might arise from differences between the two methods of valuation.

     Generally, for purposes of the procedures adopted under the Rule, the maturity of a portfolio security is deemed to be the period remaining (calculated from the trade date or such other date on which the

Fund's interest in the instrument is subject to market action) until the date on which in accordance with the terms of the security the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

     A variable rate security that is subject to a demand feature is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand. A floating rate security that is subject to a demand feature is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

     An "NRSRO" is a nationally recognized statistical rating organization. The term "Requisite NRSROs" means (i) any two NRSROs that have issued a rating with respect to a security or class of debt obligations of an issuer, or (ii) if only one NRSRO has issued a rating with respect to such security or issuer at the time a fund purchases or rolls over the security, that NRSRO.

     An Eligible Security is generally defined in the Rule to mean (i) a rated security with a remaining maturity of 397 calendar days or less that has received a rating from the Requisite NRSROs in one of the two highest short-term rating categories (within which there may be sub-categories or gradations indicating relative standing); or (ii) An Unrated Security that is of comparable quality to a security meeting the requirements of (1) above, as determined by Trustees; (iii) In addition, in the case of a security that is subject to a Demand Feature or Guarantee: (A) The Guarantee has received a rating from an NRSRO or the Guarantee is issued by a guarantor that has received a rating from an NRSRO with respect to a class of debt obligations (or any debt obligation within that class) that is comparable in priority and security to the Guarantee, unless: (1) the Guarantee is issued by a person that directly or indirectly, controls, is controlled by or is under a common control with the issuer of the security subject to the Guarantee (other than a sponsor or a Special Purpose Entity with respect to an Asset Backed Security: (2) the security subject to the Guarantee is a repurchase agreement that is Collateralized Fully; or (3) the Guarantee itself is a Government Security and (B) the issuer of the Demand Feature, or another institution, has undertaken promptly to notify the holder of the security in the event the Demand Feature or Guarantee is substituted with another Demand Feature or Guarantee (if such substitution is permissible under the terms of the Demand Feature or Guarantee). The Fund will limit its investments to securities that meet the requirements for Eligible Securities.


     The Rule further requires that the Fund limit its investments to U.S. dollar-denominated instruments which the Trustees determine present minimal credit risks and which are Eligible Securities. As permitted by the Rule, the Trustees have delegated to the Fund's Investment Adviser the authority to determine which securities present minimal credit risks and which unrated securities are comparable in quality to rated securities.

     Also, as required by the Rule, the Fund will limit its investments in securities, other than Government securities, so that, at the time of purchase:
(a) except as further limited in (b) below with regard to certain securities, with respect to 75% of its total assets no more than 5% of its total assets will be invested in the securities of any one issuer; and (b) no more than 5% of the Fund's assets may be invested in the Eligible Securities of any one issuer that have received a rating in less than the highest category by any one of the NRSROs whose ratings are used to qualify the security as an Eligible Security, or that have been determined to be of comparable quality.


     The presence of a line of credit or other credit facility offered by a bank or other financial institution which guarantees the payment obligation of the issuer, in the event of a default in the payment of principal or interest of an obligation, may be taken into account in determining whether an investment is an Eligible Security, provided that the guarantee itself is an Eligible Security.

     The Rule also requires the Fund to maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to its objective of maintaining a stable net asset value of $1.00 per share and precludes the purchase of any instrument with a remaining maturity of more than 397 days. Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Fund will invest its available cash in such a manner as to reduce such maturity to 90 days or less a soon as is reasonably practicable.


     If the Trustees determine that it is no longer in the best interests of the Fund and its shareholders to maintain a stable price of $1.00 per share or if the Trustees believe that maintaining such price no longer reflects a market-based net asset value per share, the Trustees have the right to change from an amortized cost basis of valuation to valuation based on market quotations. The Fund will notify shareholders of the Fund of any such change.

IX. TAXATION OF THE FUND AND SHAREHOLDERS

     The Fund generally will make three basic types of distributions: tax-exempt dividends, ordinary dividends and long-term capital gain distributions. These types of distributions are reported differently on a shareholder's income tax return. The tax treatment of the investment activities of the Fund will affect the amount, timing and character of the distributions made by the Fund. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.


     INVESTMENT COMPANY TAXATION. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 as amended. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders.


     The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.


     Gains or losses on sales of securities by the Fund will generally be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses.


     In computing net investment income, the Fund will amortize any premiums and original issue discounts on securities owned, if applicable. Capital gains or losses realized upon sale or maturity of such securities will be based on their amortized cost.

     All or a portion of any of the Fund's gain from tax-exempt obligations purchased at a market discount may be treated as ordinary income rather than capital gain.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. Similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by the Fund could be affected. In that event, the Fund would re-evaluate its investment objective and policies.

     TAXATION OF DIVIDENDS AND DISTRIBUTIONS. The Fund intends to qualify to pay "exempt-interest dividends" to its shareholders by maintaining, as of the close of each quarter-end of each of its taxable years, at least 50% of the value of its assets in tax-exempt securities. An exempt-interest dividend is that part of the dividend distributions made by the Fund which consists of interest received by the Fund on tax-exempt securities upon which the shareholder incurs no federal income taxes. Exempt-interest dividends are included, however, in determining what portion, if any, of a person's Social Security benefits are subject to federal income tax.

     The Fund intends to invest a portion of its assets in certain "private activity bonds." As a result, a portion of the exempt-interest dividends paid by the Fund will be an item of tax preference to shareholders subject to the alternative minimum tax. Certain corporations which are subject to the alternative minimum tax may also have to include exempt-interest dividends in calculating their alternative minimum taxable income in situations where the "adjusted current earnings" of the corporation exceeds its alternative minimum taxable income.

     Shareholders will be subject to federal income tax on dividends paid from interest income derived from taxable securities and on distributions of net short-term capital gains. Such dividends and distributions are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash.


     Distributions of net long-term capital gains, if any, are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in 2009, and the maximum rate on all dividends would move to 35% in 2009 and 39.6% in 2011. Since the Fund's income is expected to be derived entirely from interest rather than dividends, it is anticipated that no portion of such dividend distributions will be eligible for the federal dividends received deduction available to corporations.


     Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

     Individuals are often exempt from state and local personal income taxes on distributions of tax-exempt dividends derived from assets located in the state in which they reside, but are usually subject to state and local taxes on distributions of tax-exempt dividends derived from assets located in other states. Shareholders should consult their tax advisers as to any other state and local taxes that apply to the dividends and distributions received from the Fund.


     Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of any taxable interest income and short term capital gains. Recently enacted legislation amends certain rules relating to regulated investment companies. This legislation, among other things, modifies the federal income tax treatment of certain distributions to foreign investors. The Fund will no longer be required to withhold any amounts with respect to distributions to foreign shareholders that are properly designated by the Fund as "interest-related dividends" or "short-term capital gain dividends," provided that the income would not be subject to federal income tax if earned directly by the foreign shareholder. Distributions attributable to gains from "U.S. real property interests" (including certain U.S. real property holding corporations) will generally be subject to federal withholding tax and may will give rise to an obligation on the part of the foreign shareholder to file a U.S. tax return. Also, such gain may be subject to a 30% branch profit tax in the hands of a foreign shareholder that is a corporation. The provisions contained in the legislation relating to distributions to foreign persons generally would apply to distributions with respect to taxable years of regulated investment companies beginning after December 31, 2004 and before January 1, 2008. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences relating to the legislation.


     After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains and the percentage of any distributions which constitute an item of tax preference for purposes of the alternative minimum tax.

     PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from the Fund will have the effect of reducing the net asset value of the shareholder's stock in the Fund by the exact amount of the dividend or capital gains distribution. Furthermore, capital gains distributions and some portion of the dividends may be subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing
Fund shares immediately prior to a distribution record date.


     In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less will at the time of such sale or redemption, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in 2009. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period. If a shareholder of the Fund receives exempt-interest dividends with respect to any share and if such share is held by the shareholder for six months or less, then any loss on the sale or redemption of such share may, to the extent of such exempt-interest dividends, be disallowed.

     Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the adjusted tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

     Exchanges of shares in the Fund for shares of another fund, including shares of other Morgan Stanley Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the Fund, followed by the purchase of shares in the other fund.


     The availability to deduct capital losses may be limited. In addition, if a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares or substantially identical shares within within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

     OTHER CONSIDERATIONS. Interest on indebtedness incurred by shareholders to purchase or carry shares of the Fund is not deductible. Furthermore, entities or persons who are "substantial users" (or related persons) of facilities financed by industrial development bonds should consult their tax advisers before purchasing shares of the Fund. "Substantial user" is defined generally by Treasury Regulation Section 1.103-11(b) as including a "non-exempt person" who regularly uses in a trade or business a part of a facility financed from the proceeds of industrial development bonds.

     CALIFORNIA STATE TAX. Individual shareholders of the Fund who reside in California will not be subject to California personal income tax on distributions received from the Fund to the extent such distributions are attributable to interest received by the Fund during its taxable year on obligations, the interest on which (when held by an individual) is exempt from taxation under California law.

     To the extent that dividends are derived from interest on California tax-exempt securities and on certain U.S. government securities, such dividends will also be exempt from California personal income taxes. Under California law, a fund which qualifies as a regulated investment company must have at least 50% of its total assets invested in California state and local issuers or in U.S. obligations which pay interest excludable from income or in a combination of such obligations at the end of each quarter of its taxable year in order to be eligible.

     The portion of dividends constituting exempt-interest dividends is that portion derived from interest on obligations which pay interest excludable from California personal income under California law. The total amount of California exempt-interest dividends paid by the Fund to all of its shareholders with respect to any taxable year cannot exceed the amount of interest received by the Fund during such year on such obligations less any expenses and expenditures (including dividends paid to corporate to pay dividends to California residents which will be exempt from California personal income taxes. Unlike federal law,

California law provides that no portion of the exempt-interest dividends will constitute an item of tax preference for California personal income alternative minimum tax purposes.

     Because, unlike federal law, California law does not impose personal income tax on an individual's Social Security benefits, the receipt of California exempt-interest dividends will have no effect on an individual's California personal income tax.

     Individual shareholders will normally be subject to federal and California personal income tax on dividends paid from interest income derived from taxable securities and distributions of net capital gains. In addition, distributions other than exempt-interest dividends to such shareholders are includable in income subject to the California alternative minimum tax. For federal income tax and California personal income tax purposes, distributions of long-term capital gains, if any, are taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held shares of the fund and regardless of whether the distribution is received in additional shares or in cash. The maximum federal capital gains rate for individuals is 20% with respect to capital assets held more than 12 months. The maximum capital gains rate for corporate shareholders is the same as the maximum tax rate for ordinary income. In addition, unlike federal law, the shareholders of the Fund will not be subject to tax, or receive a credit for tax paid by the Fund, on undistributed capital gains, if any.

     Interest on indebtedness incurred by shareholders or related parties to purchase or carry shares of an investment company paying exempt-interest dividends, such as the Fund, generally will not be deductible by the investor for federal or state personal income tax purposes. In addition, as a result of California's incorporation of certain provisions of the Code, a loss realized by a shareholder upon the sale of shares held for six months or less may be disallowed to the extent of any exempt-interest dividends received with respect to such shares. Moreover, any loss realized upon the redemption of shares within six months from the date of purchase of such shares and following receipt of long-term capital gains distribution will be treated as long-term capital loss to the extent of such long-term capital gains distribution. Finally, any loss realized upon the redemption of shares within 30 days before or after the acquisition of other shares of the Fund may be disallowed under the "wash sale" rules.

     The foregoing relates to federal income taxation and to California personal income taxation as in effect as of the date of the Prospectus. Distributions from investment income and capital gains, including exempt-interest dividends, may be subject to California franchise tax for corporate shareholders. In addition, distributions from investment income and capital gains may be subject to state taxes in states other than California, and to local taxes.

X. UNDERWRITERS

     The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."

XI. PERFORMANCE DATA


     The Fund's yield for the seven days ended December 31, 2004 was ____. The seven day effective yield on December 31, 2004 was ___ assuming daily compounding.

     Based upon a combined federal and California personal income tax bracket of [41.05%], the Fund's tax-equivalent yield for the seven days ended December 31, 2004, was ____.


XII. FINANCIAL STATEMENTS


     The Fund's audited financial statements for the fiscal year ended December
31, 2004, including notes thereto and the report of             , are herein
incorporated by reference from the Fund's annual report. A copy of the Fund's ANNUAL REPORT TO SHAREHOLDERS must accompany the delivery of this STATEMENT OF ADDITIONAL INFORMATION.

XIII. FUND COUNSEL

     Clifford Chance US LLP, located at 31 West 52nd Street, New York, NY 10019, acts as the Fund's legal counsel.


                                      *****

     This STATEMENT OF ADDITIONAL INFORMATION and the PROSPECTUS do not contain all of the information set forth in the REGISTRATION STATEMENT the Fund has filed with the SEC. The complete REGISTRATION STATEMENT may be obtained from the SEC.

              MORGAN STANLEY CALIFORNIA TAX-FREE DAILY INCOME TRUST
                            PART C OTHER INFORMATION

ITEM 23. EXHIBITS

(a)(1). Declaration of Trust of the Registrant, dated April 20, 1988, is incorporated by reference to Exhibit 1(a) of Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A, filed on February 23, 1996.

   (2). Amendment to the Declaration of Trust of the Registrant, dated February 19, 1993, is incorporated by reference to Exhibit 1(b) of Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A, filed on February 23, 1996.

   (3). Amendment to the Declaration of Trust of the Registrant, dated June 18, 2001, is incorporated by reference to Exhibit 1(c) of Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A, filed on February 26, 2002.

(b). Amended and Restated By-Laws of the Registrant, dated April 24, 2003, is incorporated by reference to Exhibit d of Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A, filed on March 18, 2005.

(c).      Not applicable.

(d). Amended and Restated Investment Advisory Agreement dated November 1, 2004, filed herein.

(e)(1). Distribution Agreement between the Registrant and Morgan Stanley Distributors Inc., dated May 31, 1997, is incorporated by reference to
          Exhibit 6 of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed on February 26, 1998.

   (2). Selected Dealers Agreement between Morgan Stanley Distributors Inc. and Morgan Stanley DW Inc., dated June 7, 1993, is incorporated by reference to Exhibit 6 (b) of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on February 17, 1994.

(f). Second Amended and Restated Retirement Plan for Non-Interested Trustees or Directors, dated May 8, 1997, is incorporated by reference to Exhibit 6 of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on April 1, 1999.

(g)(1). Custodian Agreement between The Bank of New York and the Registrant, dated September 20, 1991, is incorporated by reference to Exhibit 8 of Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A, filed on February 23, 1996.

   (2). Amendment to the Custodian Agreement between The Bank of New York and the Registrant, dated April 17, 1996, is incorporated by reference to
          Exhibit 8 of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A, filed on February 25, 1997.

   (3). Amendment dated June 15, 2001 to the Custody Agreement of the Registrant, is incorporated by reference to Exhibit 7(c) of Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A, filed on February 26, 2002.

   (4). Foreign Custody Manager Agreement between the Bank of New York and the Registrant, dated June 15, 2001, is incorporated by reference to
          Exhibit 7(d) of Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A, filed on February 26, 2002.

(h)(1). Amended and Restated Transfer Agency and Service Agreement, dated November 1, 2004, between the Registrant and Morgan Stanley Trust, filed herein.

   (2). Administration Agreement, dated November 1, 2004, between Morgan Stanley Services Company Inc. and the Registrant, filed herein.

(i)(1). Opinion and Consent of Clifford Chance US LLP, to be filed by further amendment.

   (2). Opinion of Dechert LLP, Massachusetts Counsel, to be filed by further amendment.

(j). Consent of Independent Registered Public Accounting Firm, to be filed by further amendment.

(k).      Not applicable.

(l).      Not applicable.

(m). Amended and Restated Plan of Distribution pursuant to Rule 12b-1, between the Registrant and Morgan Stanley Distributors Inc., dated July 28, 1997, is incorporated by reference to Exhibit 15 of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed on February 26, 1998.

(n).      Not Applicable.

(o).      Not Applicable.

(p)(1).   Code of Ethics of Morgan Stanley Investment Management, filed herein.

   (2).   Code of Ethics of Morgan Stanley Funds, filed herein.

(q).      Powers of Attorneys of Trustees, dated January 27, 2005, filed herein.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

     None

ITEM 25. INDEMNIFICATION.

     Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under
Section 4.8 of the Registrant's By-Laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

     Pursuant to Section 5.2 of the Registrant's Declaration of Trust, neither the Investment Adviser nor any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant. Pursuant to Section 9 of the Registrant's Investment Advisory Agreement, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the Agreement, the Investment Adviser shall not be liable to the Registrant or any of its investors for any error of judgment or mistake of law or for any act or omission by the Investment Adviser or for any losses sustained by the Registrant or its investors. Pursuant to Section 7 of the Registrant's Administration Agreement, the Administrator will use its best efforts in the performance of administrative activities on behalf of each fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, the Administrator shall not be liable to the Fund or any of its investors for any error of judgment or mistake of law or for any act or omission by the Administrator or for any losses sustained by the Fund or its investors.

     Pursuant to Section 7 of the Registrant's Underwriting Agreement, the Registrant shall indemnify and hold harmless the Underwriter and each person, if any, who controls the Underwriter against any loss, liability, claim, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damage or expense and reasonable counsel fees incurred in connection therewith) arising by reason of any person acquiring any Shares, which may be based upon the 1933 Act, or on any other statute or at common law, on the grounds that the Registration Statement or related Prospectus and Statement of Additional Information, as from time to time amended and supplemented, or the annual or interim reports to shareholders of the Registrant, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished to the Registrant in connection therewith by or on behalf of the Underwriter;
provided, however, that in no case (i) is the indemnity of the Registrant in favor of the Underwriter and any such controlling persons to be deemed to protect the Underwriter or any such controlling persons thereof against any liability to the Registrant or its security holders to which the Underwriter or any such controlling persons would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement; or (ii) is the Registrant to be liable under its indemnity agreement contained in this paragraph with respect to any claim made against the Underwriter or any such controlling persons, unless the Underwriter or any such controlling persons, as the case may be, shall have notified the Registrant in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Underwriter or such controlling persons (or after the Underwriter or such controlling persons shall have received notice of such service on any designated agent), but failure to notify the Registrant of any such claim shall not relieve it from any liability which it may have to the person against whom such action is brought otherwise than on account of its indemnity agreement contained in this paragraph.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

     The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

     The Registrant, in conjunction with the Investment Adviser, the Registrant's Trustees, and other registered investment management companies managed by the Investment Adviser, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify him.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     See "Fund Management" in the Prospectus regarding the business of the investment adviser. The following information is given regarding directors and officers of Morgan Stanley Investment Advisors Inc. ("Morgan Stanley Investment Advisors"). Morgan Stanley Investment Advisors is a wholly-owned subsidiary of Morgan Stanley & Co. Incorporated. Set forth below is the name and principal business address of each company for which each director or officer of Morgan Stanley Investment Advisers serves as a director, officer or employee.

THE PRINCIPAL ADDRESSES ARE AS FOLLOWS:

MORGAN STANLEY SERVICES COMPANY INC. ("MORGAN STANLEY SERVICES")
c/o Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311

MORGAN STANLEY DISTRIBUTORS INC. ("MORGAN STANLEY DISTRIBUTORS")
MORGAN STANLEY DW INC. ("MORGAN STANLEY DW")
MORGAN STANLEY FUNDS
MORGAN STANLEY INVESTMENT ADVISORS INC.
MORGAN STANLEY INVESTMENT MANAGEMENT
MORGAN STANLEY INVESTMENT MANAGEMENT INC.
1221 Avenue of the Americas, New York, New York 10020

MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT LTD.
MORGAN STANLEY & CO. INTERNATIONAL LIMITED ("MORGAN STANLEY & CO.
INTERNATIONAL")
25 Cabot Square, London, England

VAN KAMPEN INVESTMENT ASSET MANAGEMENT INC. ("VAN KAMPEN")
1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181

MORGAN STANLEY TRUST ("MORGAN STANLEY TRUST")
Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311

        NAME AND POSITION WITH                 OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT,
  MORGAN STANLEY INVESTMENT ADVISORS             INCLUDING NAME, PRINCIPAL ADDRESS AND NATURE OF CONNECTION
--------------------------------------    --------------------------------------------------------------------------
Mitchell M. Merin                         President and Chief Operating Officer of Morgan Stanley Investment
President, Chief Executive Officer        Management; Chairman and Director of Morgan Stanley Distributors;
and Director                              Chairman and Director of Morgan Stanley Trust; President, Chief Executive
                                          Officer and Director of Morgan Stanley Services; President of the Morgan
                                          Stanley Retail Funds and the Institutional Funds; Director of Morgan
                                          Stanley Investment Management Inc.; Director of various Morgan Stanley subsidiaries; Trustee, President and Chief Executive Officer of the Van
                                          Kampen Open-End Funds; President and Chief Executive Officer of the Van
                                          Kampen Closed-End Funds.

Barry Fink                                Managing Director and General Counsel of Morgan Stanley Investment
Managing Director, and Director           Management; Managing Director and Director of Morgan Stanley Services;
                                          Managing Director, Secretary, and Director of Morgan Stanley
                                          Distributors; Vice President of the Morgan Stanley Funds.

Joseph J. McAlinden                       Chief Investment Officer and Managing Director of Morgan Stanley
Managing Director and                     Investment Management Inc.; Director of Morgan Stanley Trust.
Chief Investment Officer

Ronald E. Robison                         Principal Executive Officer-Office of the Fund; Managing Director, Chief
Managing Director, Chief                  Administrative Officer and Director of Morgan Stanley Services; Chief
Administrative Officer and Director       Executive Officer and Director of Morgan Stanley Trust; Managing Director
                                          of Morgan Stanley Distributors; Executive Vice President and Principal
                                          Executive Officer of the Morgan Stanley Funds; Director of Morgan Stanley
                                          SICAV.

P. Dominic Caldecott                      Managing Director of Morgan Stanley Investment Management Inc. and Morgan
Managing Director                         Stanley Dean Witter Investment Management Limited; Vice President and
                                          Investment Manager of Morgan Stanley & Co. International.

        NAME AND POSITION WITH                 OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT,
  MORGAN STANLEY INVESTMENT ADVISORS             INCLUDING NAME, PRINCIPAL ADDRESS AND NATURE OF CONNECTION
--------------------------------------    --------------------------------------------------------------------------
Rajesh K. Gupta                           Managing Director and Chief Administrative Officer-Investments of Morgan
Managing Director and Chief               Stanley Investment Management Inc.
Administrative Officer-Investments

John B. Kemp, III                         President and Chief Executive Officer of Morgan Stanley Distributors.
Executive Director

Francis J. Smith                          Executive Director of Morgan Stanley Services; Vice President and Chief
Executive Director                        Financial Officer of the Morgan Stanley Funds.

ITEM 27. PRINCIPAL UNDERWRITERS

(a) Morgan Stanley Distributors Inc., a Delaware corporation, is the principal underwriter of the Registrant. Morgan Stanley Distributors is also the principal underwriter of the following investment companies:

(1)   Active Assets California Tax-Free Trust

(2)   Active Assets Government Securities Trust

(3)   Active Assets Institutional Government Securities Trust

(4)   Active Assets Institutional Money Trust

(5)   Active Assets Money Trust

(6)   Active Assets Tax-Free Trust

(7)   Morgan Stanley Aggressive Equity Fund

(8)   Morgan Stanley Allocator Fund

(9)   Morgan Stanley American Opportunities Fund

(10)  Morgan Stanley Balanced Growth Fund

(11)  Morgan Stanley Balanced Income Fund

(12)  Morgan Stanley Biotechnology Fund

(13)  Morgan Stanley California Tax-Free Daily Income Trust

(14)  Morgan Stanley California Tax-Free Income Fund

(15)  Morgan Stanley Capital Opportunities Trust

(16)  Morgan Stanley Convertible Securities Trust

(17)  Morgan Stanley Developing Growth Securities Trust

(18)  Morgan Stanley Dividend Growth Securities Inc.

(19)  Morgan Stanley Equally-Weighted S&P 500 Fund

(20)  Morgan Stanley European Equity Fund Inc.

(21)  Morgan Stanley Federal Securities Trust

(22)  Morgan Stanley Financial Services Trust

(23)  Morgan Stanley Flexible Income Trust

(24)  Morgan Stanley Fund of Funds

(25)  Morgan Stanley Fundamental Value Fund

(26)  Morgan Stanley Global Advantage Fund

(27)  Morgan Stanley Global Dividend Growth Securities

(28)  Morgan Stanley Global Utilities Fund

(29)  Morgan Stanley Growth Fund

(30)  Morgan Stanley Health Sciences Trust

(31)  Morgan Stanley High Yield Securities Inc.

(32)  Morgan Stanley Income Builder Fund

(33)  Morgan Stanley Information Fund

(34)  Morgan Stanley International Fund

(35)  Morgan Stanley International SmallCap Fund

(36)  Morgan Stanley International Value Equity Fund

(37)  Morgan Stanley Japan Fund

(38)  Morgan Stanley KLD Social Index Fund

(39)  Morgan Stanley Limited Duration Fund

(40)  Morgan Stanley Limited Duration U.S. Treasury Trust

(41)  Morgan Stanley Limited Term Municipal Trust

(42)  Morgan Stanley Liquid Asset Fund Inc.

(43)  Morgan Stanley Mid-Cap Value Fund

(44)  Morgan Stanley Nasdaq-100 Index Fund

(45)  Morgan Stanley Natural Resource Development Securities Inc.

(46)  Morgan Stanley New York Municipal Money Market Trust

(47)  Morgan Stanley New York Tax-Free Income Fund

(48)  Morgan Stanley Pacific Growth Fund Inc.

(49)  Morgan Stanley Prime Income Trust

(50)  Morgan Stanley Quality Income Trust

(51)  Morgan Stanley Real Estate Fund

(52)  Morgan Stanley S&P 500 Index Fund

(53)  Morgan Stanley Select Dimensions Investment Series

(54)  Morgan Stanley Small-Mid Special Value Fund

(55)  Morgan Stanley Special Growth Fund

(56)  Morgan Stanley Special Value Fund

(57)  Morgan Stanley Strategist Fund

(58)  Morgan Stanley Tax-Exempt Securities Trust

(59)  Morgan Stanley Tax-Free Daily Income Trust

(60)  Morgan Stanley Total Market Index Fund

(61)  Morgan Stanley Total Return Trust

(62)  Morgan Stanley U.S. Government Money Market Trust

(63)  Morgan Stanley U.S. Government Securities Trust

(64)  Morgan Stanley Utilities Fund

(65)  Morgan Stanley Value Fund

(66)  Morgan Stanley Variable Investment Series

(b) The following information is given regarding directors and officers of Morgan Stanley Distributors not listed in Item 25 above. The principal address of Morgan Stanley Distributors is 1221 Avenue of the Americas, New York, New York 10020. None of the following persons has any position or office with the Registrant.

                                      POSITIONS AND OFFICE WITH
NAME                                 MORGAN STANLEY DISTRIBUTORS
----                      -----------------------------------------------
Fred Gonfiantini            Executive Director and Financial Operations

                              Principal of Morgan Stanley Distributors

(c)    Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

     Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

                        The Bank of New York
                        100 Church Street
                        New York, New York 10286
                        (records relating to its function as custodian)

                        Morgan Stanley Investment Advisors Inc.
                        1221 Avenue of the Americas
                        New York, New York 10020
                        (records relating to its function as investment adviser)

                        Morgan Stanley Trust
                        Harborside Financial Center, Plaza Two
                        2nd Floor
                        Jersey City, New Jersey 07311
                        (records relating to its function as transfer agent and dividend disbursing agent)

                        Morgan Stanley Services Company Inc.
                        Harborside Financial Center, Plaza Two
                        7th Floor
                        Jersey City, New Jersey 07311
                        (records relating to its function as administrator)

ITEM 29. MANAGEMENT SERVICES

     Registrant is not a party to any such management-related service contract.

ITEM 30. UNDERTAKINGS

     Not Applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 23rd day of February, 2004.

                                      MORGAN STANLEY CALIFORNIA TAX-FREE DAILY
                                      INCOME TRUST


                                      By:          /s/ AMY R. DOBERMAN
                                         ---------------------------------------
                                                   Amy R. Doberman
                                                   VICE PRESIDENT

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 18 has been signed below by the following persons in the capacities and on the dates indicated.

                  SIGNATURES                              TITLE                     DATE
                  ----------                              -----                     ----
(1) Principal Executive Officer               Executive Vice President and
                                              Principal Executive Officer

By:         /s/ RONALD E. ROBISON
   ---------------------------------------
            Ronald E. Robison                                                 February 23, 2005


(2) Principal Financial Officer               Chief Financial Officer


By:         /s/ FRANCIS J. SMITH
   ---------------------------------------
            Francis J. Smith                                                  February 23, 2005


(3) Majority of the Trustees

    Charles A. Fiumefreddo (Chairman)
    James F. Higgins

By:         /s/ BARRY FINK
   ---------------------------------------
            Barry Fink
            Attorney-in-Fact                                                  February 23, 2005


    Michael Bozic         Joseph J. Kearns
    Edwin J. Garn         Michael E. Nugent
    Wayne E. Hedien       Fergus Reid
    Manuel H. Johnson

By:         /s/ CARL FRISCHLING                                               February 23, 2005
   ---------------------------------------
            Carl Frischling
            Attorney-in-Fact

              MORGAN STANLEY CALIFORNIA TAX-FREE DAILY INCOME TRUST

                                  EXHIBIT INDEX


(d).    --  Amended and Restated Investment Advisory Agreement, dated
            November 1, 2004.

(h)(1). --  Amended and Restated Transfer Agency and Service Agreement, dated
            November 1, 2004.

   (2). --  Administration Agreement, dated November 1, 2004.

(p)(1). --  Code of Ethics of Morgan Stanley Investment Management

   (2). --  Code of Ethics of the Morgan Stanley Funds.

(q).    --  Power of Attorney of Trustees, dated January 27, 2005.